AB BOND FUND, INC.

AB GOVERNMENT EXCHANGE RESERVES

1345 Avenue of the Americas

New York, New York 10105

Toll Free (800) 221-5672

October 6, 2017

To the Shareholders of AB Government Reserves Portfolio (“Government Reserves”) and AB Government Exchange Reserves (“Government Exchange Reserves”):

The Board of Directors of AB Bond Fund, Inc. (the “Company”), a Maryland corporation and an open-end management investment company, and the Board of Trustees of Government Exchange Reserves (together with the Board of Directors of the Company, the “Directors”), a Massachusetts business trust and an open-end management investment company, are pleased to announce to the shareholders of Government Reserves, a series of the Company, and Government Exchange Reserves (Government Reserves and Government Exchange Reserves each, an “Acquired Fund” and together, the “Acquired Funds”), the acquisition of the assets and assumption of the liabilities of each of the Acquired Funds by AB Government Money Market Portfolio (the “Acquiring Fund”), a series of AB Fixed-Income Shares, Inc., a Maryland corporation and an open-end management investment company (each, an “Acquisition, and together, the “Acquisitions”). The Acquisitions, which are not expected to become effective until November 10, 2017, are described in more detail in the attached Combined Information Statement/Prospectus, which includes information about risks. You should review the Combined Information Statement/Prospectus carefully.

AllianceBernstein L.P. (the “Adviser”) serves as investment adviser to each of the Acquired Funds and the Acquiring Fund. The Adviser and Directors believe the Acquisitions will benefit shareholders of the Acquired Funds and are in the best interests of the Acquired Funds because they believe that the larger, combined Acquiring Fund will result in economies of scale and lower overall Fund expenses and improved yields. The Acquisitions are intended to be tax-free to the shareholders of the Acquired Funds for federal income tax purposes.

At the time of the Acquisitions, shareholders of the Acquired Funds will receive shares of the Acquiring Fund of the same class of shares that they hold in the Acquired Funds, except that Class R shareholders of Government Exchange Reserves will receive Class I shares of the Acquiring Fund. The shares of the Acquiring Fund that an Acquired Fund shareholder receives will have an aggregate net asset value (“NAV”) equal to the NAV of shares held by the shareholder in the Acquired Fund. The Acquired Funds would then cease operations and terminate. Shareholders of the Acquired Funds will not be assessed any sales charges or other shareholder fees in connection with the Acquisitions.

Sincerely,

Robert M. Keith

President

You could lose money by investing in the Acquiring Fund. Although the Acquiring Fund seeks to preserve the value of an investment at $1.00 per share, it cannot guarantee that it will do so. An investment in the Acquiring Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Neither the Adviser nor any of its affiliates has a legal obligation to provide financial support to the Acquiring Fund, and you should not expect that the Adviser or any of its affiliates will provide financial support to the Acquiring Fund at any time.

AB BOND FUND, INC.

-AB Government Reserves Portfolio

AB GOVERNMENT EXCHANGE RESERVES

1345 Avenue of the Americas

New York, New York 10105

Toll Free: (800) 221-5672

QUESTIONS AND ANSWERS

The following questions and answers provide an overview of key features of the acquisitions and of the information contained in the attached Combined Information Statement/Prospectus (“Information Statement/Prospectus”).

1.       What is this document and why was it sent to you?

The attached Information Statement/Prospectus provides you with information about the acquisitions of the assets and assumption of the liabilities of each of AB Government Reserves Portfolio (“Government Reserves”), a series of AB Bond Fund, Inc. (the “Company”), a Maryland corporation and an open-end management investment company, and AB Government Exchange Reserves (“Government Exchange Reserves”), a Massachusetts business trust and an open-end management investment company (each, an “Acquired Fund” and together, the “Acquired Funds”), by AB Government Money Market Portfolio (the “Acquiring Fund,” and together with the Acquired Funds, the “Funds”), a series of AB Fixed-Income Shares, Inc., a Maryland corporation and an open-end management investment company (each, an “Acquisition” and together, the “Acquisitions”).[1]

On August 2, 2017, the Board of Directors of the Company and the Board of Trustees of Government Exchange Reserves (together, the “Directors”) approved and declared advisable the Acquisitions. The Acquisitions do not require approval by the shareholders of the Acquired Funds.

2.       Do the Funds have similar investment objectives and principal investment strategies?

The Funds have identical investment objectives to seek maximum current income to the extent consistent with safety of principal and liquidity. The Funds have identical principal investment strategies as government money market funds that seek to maintain a stable net asset value (NAV) of $1.00 per share and invest at least 99.5% of their total assets in cash, marketable obligations (which may bear adjustable rates of interest) issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government securities”) and repurchase agreements that are collateralized fully. The Funds may also invest in when-issued securities related to the types of securities in which they are permitted to invest.

3.       What is the purpose of the Acquisition?

The purpose of the Acquisition is to transfer the assets and liabilities of the Acquired Fund to the Acquiring Fund. AllianceBernstein L.P., the investment adviser to each Fund (the “Adviser”), proposed the Acquisitions to the Directors in order to streamline the product offerings of the funds managed by the Adviser, in light of the benefits offered by the larger, combined Acquiring Fund. As discussed in the Information Statement/Prospectus, after carefully considering the recommendation of the Adviser, the Directors approved the Acquisition and the Agreement and Plan of Acquisition and Liquidation between the Acquired Fund and the Acquiring Fund (the “Plan”). In reaching this conclusion, the Directors considered, among other factors:

________________

[1] Each Acquisition is a separate transaction and its closing is not contingent on the closing of the other Acquisition. Accordingly, when the terms “Acquiring Fund” and “Acquired Fund” are used in the same sentence, they mean (a) AB Government Money Market Portfolio and Government Reserves or (b) AB Government Money Market Portfolio and Government Exchange Reserves, and the “Acquisition” means either of the Acquisitions.

i

•	the continuity of management, as the Acquiring Fund will have the same Adviser and will be overseen by the same Directors and be serviced by the same service providers as the Acquired Funds;
•	the historical investment performance of the Funds, and the fact they have identical investment objectives and principal investment strategies;
•	that the Funds pay the same advisory fee;
•	the fact that each Acquisition will result in shareholders of the Acquired Fund owning shares of a much larger Fund, which will have a lower expense ratio and higher yield than the Acquired Fund;
•	the costs of the Acquisition and the allocation thereof; and
•	that the Acquisition is intended to be a tax-free reorganization within the meaning of the regulations under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). This means that it is intended that shareholders of the Acquired Fund will become shareholders of the Acquiring Fund without realizing any gain or loss for federal income tax purposes. However, the IRS may disagree with the position that the Acquisition is a tax-free reorganization, and shareholders of the Acquired Fund could realize gain or loss (as applicable) when they become shareholders of the Acquiring Fund.

4.       How will the Acquisition work?

The Plan dated as of August 2, 2017 provides for:

•	the transfer of all of the assets of the Acquired Fund to the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund in exchange for shares of the Acquiring Fund;
•	the distribution of the shares of the Acquiring Fund received by the Acquired Fund to shareholders of the Acquired Fund; and
•	the liquidation and termination of the Acquired Fund.

The Acquisition is expected to occur on or about November 10, 2017.

5.       How will the Acquisition affect shareholders of the Acquired Fund?

Shareholders of the Acquired Fund will receive the same class of shares that they hold in the Acquired Fund at the time of the Acquisition, except that Class R shareholders of Government Exchange Reserves will receive Class I shares of the Acquiring Fund. The shares of the Acquiring Fund that an Acquired Fund shareholder receives will have an aggregate net asset value (“NAV”) equal to the NAV of shares held by the shareholder in the Acquired Fund as of the time that the shares of the Funds are valued for determining NAV for the Acquisition (4:00 p.m. Eastern time, on the day before the date of the closing of the Acquisition (the “Closing Date”), or such other date and time as may be agreed upon by the parties to the Plan (the “Valuation Time”)). Since the Funds are money market funds that currently buy and sell their shares at $1.00 per share by valuing their portfolios at amortized cost and the Funds’ valuation policies are identical, shareholders of the Acquired Fund will receive a number of Acquiring Fund shares in an Acquisition equal to the number of Acquired Fund shares they owned before the Acquisition.

The contingent deferred sales charge (“CDSC”) period applicable to Government Exchange Reserves shares prior to the Acquisition will continue to apply to the shares of the Acquiring Fund issued in the Acquisition. Shareholders of the Acquired Fund will not be assessed any sales charges or other shareholder fees in connection with the Acquisition.

ii

6.       When will the Acquisition take place?

The Acquisition is expected to take place on or about November 10, 2017.

7.       Who manages the Funds?

The Adviser serves as investment adviser to the Acquiring Fund and the Acquired Funds. The Adviser manages assets totaling approximately $517 billion as of June 30, 2017, of which approximately $100 billion represented assets of registered investment companies sponsored by the Adviser. As of June 30, 2017, the Adviser advises 31 registered investment companies, comprising 119 separate investment portfolios.

The day-to-day management of, and investment decisions for, the Funds are made by Raymond J. Papera, Maria R. Cona, Edward Dombrowski and Lucas Krupa. Mr. Papera is a Senior Vice President of the Adviser, Ms. Cona and Mr. Dombrowski are Vice Presidents of the Adviser, and Mr. Krupa is an Assistant Vice President of the Adviser, and each has been associated with the Adviser since prior to 2012.

The Acquired Funds are overseen by the same Directors as the Acquiring Fund.

8.       How will the Acquisition affect the advisory fees, expenses and yields?

The Acquired Funds and the Acquiring Fund each pay an investment advisory fee at an annualized rate of .20% of the Fund’s average net assets. Total Fund operating expenses for shareholders of the Acquired Funds are expected to decrease, and their yields are expected to increase, following the Acquisition due to economies of scale in the larger, combined Acquiring Fund.

9.       Who is paying the expenses of the Acquisition?

The Funds will bear the costs and expenses of the Acquisition, allocated to each Fund based on the relative net assets of the Funds, except for legal expenses of the disinterested directors which will be a fixed amount for each Fund. The total costs and expenses of the Acquisition are estimated to be approximately $214,000.

10.       Who do I call if I have questions about the Acquisition?

If you have any questions about the Acquisition, please call AllianceBernstein Investor Services, Inc. toll-free at (800) 221-5672 from 9:00 a.m. to 5:00 p.m. Eastern time.

11.       Where may I find additional information regarding the Acquired Funds and the Acquiring Fund?

Additional information relating to the Acquired Funds and the Acquiring Fund has been filed with the Securities and Exchange Commission (“SEC”) and can be found in the following documents, which are incorporated into the Information Statement/Prospectus by reference:

•	The statement of additional information (“SAI”) dated as of October 6, 2017 that has been filed with the SEC in connection with this Information Statement/Prospectus (the “Acquisition SAI”);
•	The prospectus and SAI of the Acquiring Fund dated August 31, 2017, which were filed with the SEC on August 28, 2017 (File Nos. 33-34001 and 811-06068);
•	The prospectus and SAI of Government Reserves dated August 31, 2017, which were filed with the SEC on August 28, 2017 (File Nos. 2-48227 and 811-02383);
•	The prospectus and SAI of Government Exchange Reserves dated August 31, 2017, which were filed with the SEC on August 28, 2017, each as supplemented through the date hereof (File Nos. 33-74230 and 811-08294);
•	The audited financial statements and related independent registered public accounting firm’s report for the Acquiring Fund contained in its annual report for the fiscal year ended April 30, 2017 (File No. 811-06068);

iii

•	The audited financial statements and related independent registered public accounting firm’s report for Government Reserves contained in its annual report for the fiscal year ended April 30, 2017 (File No. 811-02383); and
•	The audited financial statements and related independent registered public accounting firm’s report for Government Exchange Reserves contained in its annual report for the fiscal year ended April 30, 2017 (File No. 811-08294).

Copies of the annual reports to shareholders of the Acquired Funds and the Acquiring Fund are available, along with the Information Statement/Prospectus and Acquisition SAI, upon request, without charge, by writing to the address or calling the telephone number listed below.

By mail:	c/o AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003

By phone:	(800) 221-5672

You may also view or obtain these documents from the SEC:

In person:	at the SEC’s Public Reference Room in Washington, DC

By phone:	1-202-551-8090 (for information on the operations of the Public Reference Room only)

By mail:	Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549 (copies may be obtained at prescribed rates)

On the Internet:	www.sec.gov

Other Important Things to Note:

You could lose money by investing in the Acquiring Fund. Although the Acquiring Fund seeks to preserve the value of an investment at $1.00 per share, it cannot guarantee that it will do so. An investment in the Acquiring Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Neither the Adviser nor any of its affiliates has a legal obligation to provide financial support to the Acquiring Fund, and you should not expect that the Adviser or any of its affiliates will provide financial support to the Acquiring Fund at any time.

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COMBINED INFORMATION STATEMENT/PROSPECTUS

October 6, 2017

FOR THE ACQUISITION OF

AB Government Reserves Portfolio

a series of AB Bond Fund, Inc.

1345 Avenue of the Americas

New York, New York 10105

and

AB Government Exchange Reserves

1345 Avenue of the Americas

New York, New York 10105

BY

AB Government Money Market Portfolio

a series of AB Fixed-Income Shares, Inc.

1345 Avenue of the Americas

New York, New York l0105

(800) 221-5672

On August 2, 2017, the Board of Directors of AB Bond Fund, Inc. (the “Company”), a Maryland corporation, and the Board of Trustees of AB Government Exchange Reserves (together with the Board of Directors of the Company, the “Boards” or the “Directors”), a Massachusetts business trust, declared advisable and voted to approve an Agreement and Plan of Acquisition and Liquidation (the “Plan”) providing for the acquisition of the respective assets and assumption of the respective liabilities of each of AB Government Reserves Portfolio (“Government Reserves”), a series of the Company, and AB Government Exchange Reserves (“Government Exchange Reserves”) (Government Reserves and Government Exchange Reserves each, an “Acquired Fund” and together, the “Acquired Funds”) by AB Government Money Market Portfolio (the “Acquiring Fund”), a series of AB Fixed-Income Shares, Inc. (“Fixed-Income Shares”), a Maryland corporation (each, an “Acquisition, and together, the “Acquisitions”),[1] and the termination of each Acquired Fund in exchange for shares of a corresponding class of shares of the Acquiring Fund, as described in the tables below:

AB Government Exchange Reserves (Acquired Fund)	AB Government Money Market Portfolio (Acquiring Fund)
Class A	Class A
Class B	Class B
Class C	Class C
Advisor Class	Advisor Class
Class R	Class I*
Class K	Class K
Class I	Class I

* The Acquiring Fund does not offer, and does not intend to offer, Class R shares. Class R shareholders of Government Exchange Reserves will receive Class I shares of the Acquiring Fund in connection with the Acquisition.

_____________

[1] Each Acquisition is a separate transaction and its closing is not contingent on the closing of the other Acquisition. Accordingly, when the terms “Acquiring Fund” and “Acquired Fund” are used in the same sentence, they mean (a) AB Government Money Market Portfolio and Government Reserves or (b) AB Government Money Market Portfolio and Government Exchange Reserves, and the “Acquisition” means either of the Acquisitions.

AB Government Reserves Portfolio (Acquired Fund)	AB Government Money Market Portfolio (Acquiring Fund)
Class 1	Class 1

Each of the Company, Government Exchange Reserves and Fixed-Income Shares is an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”).

The Acquisition will be accomplished through the transfer of all of the assets of each Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund, which will be distributed to shareholders of the Acquired Fund, and the assumption by the Acquiring Fund of the Acquired Fund’s liabilities. The shares of the Acquiring Fund that an Acquired Fund shareholder receives will have a total net asset value (“NAV”) equal to the NAV of shares held by the shareholder in the Acquired Fund as of the time that the shares of the Acquired Funds and Acquiring Fund (each, a “Fund” and together, the “Funds”) are valued for determining NAV for the Acquisition (4:00 p.m. Eastern time, on the day before the date of the closing of the Acquisition (the “Closing Date”), or such other date and time as may be agreed upon by the parties to the Plan (the “Valuation Time”)). Since Acquired Fund shareholders will receive Class A, Class B, Class C, Advisor Class, Class K, Class I or Class 1 shares of the Acquiring Fund, this Information Statement/Prospectus also serves as a prospectus for the offering of Class A, Class B, Class C, Advisor Class, Class K, Class I and Class 1 shares of the Acquiring Fund in connection with the Acquisition.

The Acquired Funds expect that this Information Statement/Prospectus will be distributed on or about October 6, 2017.

Additional information relating to the Funds and this Information Statement/Prospectus is set forth in the Statement of Additional Information to this Information Statement/Prospectus dated October 6, 2017 (the “Acquisition SAI”), which is incorporated herein by reference. Additional information about the Funds has been filed with the SEC and is available upon request and without charge by writing to the applicable Fund or by calling (800) 221-5672.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS IT PASSED ON THE ACCURACY OR ADEQUACY OF THIS INFORMATION STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

You could lose money by investing in the Acquiring Fund. Although the Acquiring Fund seeks to preserve the value of an investment at $1.00 per share, it cannot guarantee that it will do so. An investment in the Acquiring Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Neither the Adviser nor any of its affiliates has a legal obligation to provide financial support to the Acquiring Fund, and you should not expect that the Adviser or any of its affiliates will provide financial support to the Acquiring Fund at any time.

TABLE OF CONTENTS

Page

AGREEMENT AND PLAN OF ACQUISITION AND LIQUIDATION	1
SUMMARY	1
Comparison of Investment Management Fees and Operating Expenses	2
Comparison of Investment Objectives and Principal Investment Strategies	3
Comparison of Purchase and Redemption Procedures	3
Service Providers	4
Comparison of Business Structures	4
Federal Income Tax Consequences	5
PRINCIPAL RISKS	5
Principal Risks of each Fund	6
FEE TABLE	7
INFORMATION ABOUT THE ACQUISITION	13
Description of the Plan	13
Reasons for the Acquisition and Board Consideration of the Plan and Acquisition	14
Description of the Securities to be Issued	16
Dividends and Other Distributions	17
Share Certificates	17
Federal Income Tax Consequences	17
Capitalization AND SHARE OWNERSHIP Information	19
INFORMATION ABOUT THE FUNDS	19

MANAGEMENT OF THE FUNDS	19
ADVISORY AGREEMENTS AND FEES	24
DISTRIBUTION ARRANGEMENTS	25
ADMINISTRATIVE AND TRANSFER AGENCY ARRANGEMENTS	25
PRICING OF THE SHARES	26

LEGAL MATTERS	27
FINANCIAL HIGHLIGHTS	27
INFORMATION FILED WITH THE SEC	27
Appendix A: FORM OF AGREEMENT AND PLAN OF ACQUISITION AND LIQUIDATION	A-1
Appendix B: CERTAIN INFORMATION APPLICABLE TO SHARES OF THE ACQUIRING FUND	B-1
Appendix C: COMPARISON OF BUSINESS STRUCTURE AND ORGANIZATION	C-1
Appendix D: CAPITALIZATION	D-1
Appendix E: SHARE OWNERSHIP INFORMATION	E-1

AGREEMENT AND PLAN OF ACQUISITION AND LIQUIDATION

The Directors approved the Plan at a meeting of the Boards held on August 2, 2017. The Plan provides for:

•	the transfer of all of the assets of each Acquired Fund to the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund in exchange for shares of the Acquiring Fund;
•	the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund; and
•	the liquidation and termination of the Acquired Fund.

Each shareholder of the Acquired Fund will become the owner of the number of full and fractional shares of the Acquiring Fund having an NAV equal to the aggregate NAV of the shareholder’s Acquired Fund shares as of the Valuation Time. It is intended that shareholders of the Acquired Fund should recognize no gain or loss for federal income tax purposes in connection with the Acquisition. The Acquisition is expected to occur on or about November 10, 2017. The Acquisition does not require shareholder approval.

Based on their consideration of, among other factors, the benefits expected to be received by shareholders of the Acquired Fund in becoming shareholders of the Acquiring Fund, the Directors concluded that the Acquisition is in the best interests of the Acquired Fund. In reaching this conclusion, the Directors considered: the benefits of the larger, combined Acquiring Fund, including a lower expense ratio and higher yield compared to the smaller Acquired Funds; the continuity of management, as the Acquiring Fund has the same Adviser, and is overseen by the same Directors and is serviced by the same service providers as the Acquired Fund; the historical investment performance of the Funds, and the fact that they have identical investment objectives and principal investment strategies; the gross and net pro forma expenses of the Acquiring Fund after the Acquisition; the costs of the Acquisition and the allocation thereof; and the expectation that the Acquired Fund and its shareholders should not recognize any gain or loss upon the Acquisition for federal income tax purposes.

For a more complete discussion of the factors considered by the Directors in approving the Acquisition, see “Information about the Acquisition—Reasons for the Acquisition and Board Consideration of the Plan and Acquisition.”

SUMMARY

The following summary compares certain features of the Funds and discusses the primary federal tax consequences of the Acquisition to the Funds and their shareholders. This Summary is qualified in its entirety by reference to the additional information contained elsewhere in this Information Statement/Prospectus and the Plan, a form of which is attached to this Information Statement/Prospectus as Appendix A. Shareholders of each Acquired Fund should read this entire Information Statement/Prospectus carefully. For additional information about the Acquiring Fund, please read the prospectus of the Acquiring Fund.

1

Government Reserves is a series of the Company, an open-end management investment company that is organized as a Maryland corporation. Government Exchange Reserves is an open-end management investment company that is organized as a Massachusetts business trust. The Acquiring Fund is a series of Fixed-Income Shares, an open-end management investment company that is organized as a Maryland corporation. Each Fund’s investment objective is maximum current income to the extent consistent with safety of principal and liquidity. Each Fund is diversified under the safe harbor provisions of Rule 2a-7 under the Investment Company Act of 1940 (the “1940 Act”).

As of July 31, 2017, Government Reserves had net assets of $741 million, Government Exchange Reserves had net assets of $210 million, and the Acquiring Fund had net assets of $6.1 billion. The Acquiring Fund is expected to be the accounting survivor in the Acquisition.

Comparison of Investment Management Fees and Operating Expenses

Investment Management Fees

The investment advisory fee of each Fund is 0.20% of the Fund’s average net assets, which fee accrues daily and is paid monthly. In addition, each Fund reimburses the Adviser for the costs of providing certain administrative and accounting services to the Fund.

Operating and Other Expenses and Yields

The gross and net expenses of the Acquiring Fund’s Class A, Class B, Class C, Advisor Class, Class K, Class I and Class 1 shares following the Acquisition will be lower than the gross and net expenses of the corresponding classes of the Acquired Fund, as applicable, due to economies of scale in the larger, combined Acquiring Fund. Government Exchange Reserves’ gross expenses for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares were .75%, 1.53%, 1.27%, ..48%, .97%, .71% and .30%, respectively, for its fiscal year ended April 30, 2017. Government Reserves’ gross expenses for Class 1 shares were .39% for its fiscal year ended April 30, 2017. Government Exchange Reserves’ net expenses, which reflects the Adviser’s voluntary waiver of the Fund’s Distribution and/or Service (Rule 12b-1) Fees, for Class A, Class B, Class C, Advisor Class, Class R, Class K, and Class I shares were .42%, .44%, .43%, .39%, .39%, .38% and ..16%, respectively, for its fiscal year ended April 30, 2017. Government Reserves’ net expenses, which reflects the Adviser’s voluntary waiver of the Fund’s Distribution and/or Service (Rule 12b-1) Fees, for Class 1 shares were ..29% for its fiscal year ended April 30, 2017. The Acquiring Fund did not offer Class A, Class B, Class C, Advisor Class, Class K, Class I or Class 1 shares prior to the Acquisition. The Acquiring Fund has not been subject to a waiver of Distribution and/or Service (Rule 12b-1) fees historically because it had not offered shares subject to such fees. At the time of the Acquisition, AllianceBernstein Investments, Inc. (“ABI” or the “Distributor”) has agreed to voluntarily waive the Distribution and/or Service (Rule 12b-1) fees of the Acquiring Fund.

2

Comparison of Investment Objectives and Principal Investment Strategies

The Funds have identical investment objectives. Each Fund’s investment objective is maximum current income to the extent consistent with safety of principal and liquidity.

The Funds have identical principal investment strategies as government money market funds that seek to maintain a stable net asset value of $1.00 per share and invest at least 99.5% of their total assets in cash, marketable obligations (which may bear adjustable rates of interest) issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government securities”) and repurchase agreements that are collateralized fully.[2] The Funds also invest at least 80%, and normally substantially all, of their net assets in U.S. Government securities and repurchase agreements that are collateralized by U.S. Government securities (a policy that may not be changed without 60 days’ prior written notice to shareholders). The Funds may also invest in when-issued securities. The Funds also have identical fundamental and non-fundamental investment policies. Each Fund is diversified under the safe harbor provisions of Rule 2a-7.

Comparison of Purchase and Redemption Procedures

Government Exchange Reserves offers seven classes of shares. Government Reserves offers one class of shares. The Acquiring Fund currently offers Class AB and Institutional Class shares, and will offer Class A, Class B, Class C, Advisor Class, Class K, Class I and Class 1 shares (such classes, collectively, the “Share Classes”). The Acquiring Fund does not offer Class R shares. Information regarding the Share Classes, including the expenses of the Share Classes, is available in the Acquiring Fund’s prospectus.

The Funds are subject to the same purchase and redemption procedures. As a result of the Acquisition, shareholders of the Acquired Fund will receive the same class of shares of the Acquiring Fund as that held in the Acquired Fund, except that shareholders of Class R shares of Government Exchange Reserves will receive Class I shares of the Acquiring Fund.

[2] Effective July 11, 2016, Government Exchange Reserves adopted its current investment strategy as a government money market fund, as defined in Rule 2a-7 under the 1940 Act. Prior to that date the Fund was a “prime” money market fund and invested in a much broader universe of securities, many of which have higher yields than U.S. Government securities.

3

Shares of the Funds are offered, as applicable, on a continuous basis at a price equal to their NAV (“Class A shares”); with a CDSC (“Class B shares”); without any initial sales charge and, as long as the shares are held for one year or more, without any CDSC (“Class C shares”); to group retirement plans, as defined below, eligible to purchase Class R shares, without any initial sales charge or CDSC (“Class R shares”); to group retirement plans eligible to purchase Class K shares, without any initial sales charge or CDSC (“Class K shares”); to group retirement plans and certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates eligible to purchase Class I shares, without any initial sales charge or CDSC (“Class I shares”); to private clients of Sanford C. Bernstein & Co. LLC without any initial sales charge or CDSC (the “Class 1 shares”); to investors eligible to purchase Advisor Class shares, without any initial sales charge or CDSC (“Advisor Class shares”); to other registered investment companies or collective investment trusts advised by the Adviser and other affiliated accounts (“Class AB shares”); and, to institutional investors (“Institutional Class shares”). “Group retirement plans” are defined as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Fund. All classes of shares of the Funds, except Class I, Advisor Class, Class AB and Institutional Class shares, are subject to Rule 12b-1 asset-based sales charges.

Shares of the Funds may be exchanged for shares of the same class of other funds in the family of AB Mutual Funds advised by the Adviser provided that the other fund offers the same class of shares. More information on distribution, purchase and redemption procedures of the Acquiring Fund is provided in Appendix B.

Service Providers

The Funds have the same service providers. AllianceBernstein, L.P. (the “Adviser”) is the investment adviser to each Fund, AllianceBernstein Investment Services, Inc. (“ABIS”) serves as the transfer agent for each Fund, ABI serves as the distributor for each Fund, State Street Bank and Trust Company (“State Street”) serves as the custodian, foreign custody manager and accounting agent for each Fund, and Ernst & Young LLP serves as the independent registered public accounting firm for each Fund. State Street also currently provides certain administrative services to each Fund, including conducting periodic stress testing of its portfolio, updating website disclosures and preparing and filing Form N-CR.

Comparison of Business Structures

As described above, Government Reserves is a series of the Company, which is an open-end management investment company organized as a Maryland corporation governed by its Charter, Bylaws and Maryland law. Government Exchange Reserves is an open-end management investment company organized as a Massachusetts business trust governed by its Agreement and Declaration of Trust (“Declaration”), Bylaws and Massachusetts law. The Acquiring Fund is a series of Fixed-Income Shares, an open-end management investment company organized as a Maryland corporation, which is governed by its Charter, Bylaws and Maryland law. The Funds provide comparable shareholder rights. For more information on the comparison of the business structures and governance of the Funds, see Appendix C.

4

Federal Income Tax Consequences

The Acquisition is intended to be a tax-free “reorganization” within the meaning of the regulations under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). This means that it is intended that shareholders of an Acquired Fund will become shareholders of the Acquiring Fund without realizing any gain or loss for federal income tax purposes. This also means that the reorganization is intended to be tax-free with respect to the Acquiring Fund for federal income tax purposes. However, the Internal Revenue Service (“IRS”) may disagree with the position that the Acquisition is a tax-free reorganization, resulting in the shareholders of the Acquired Fund realizing gain or loss (as applicable) when they become shareholders of the Acquiring Fund.

Nonetheless, the Funds expect that the Acquisition will constitute “reorganizations” within the meaning of Section 368 of the Code, with substantially the following results: No gain or loss should be recognized by the Acquired Fund or its shareholders or the Acquiring Fund or its shareholders as a result of the Acquisition. The aggregate tax basis of the shares of the Acquiring Fund received by a shareholder of an Acquired Fund (including any fractional shares to which the shareholder may be entitled) should be the same as the aggregate tax basis of the shareholder’s shares of the Acquired Fund. The holding period of the shares of the Acquiring Fund received by a shareholder of an Acquired Fund (including any fractional share to which the shareholder may be entitled) should include the holding period of the shares of the Acquired Fund held by the shareholder, provided that such shares are held as capital assets by the shareholder of the Acquired Fund at the time of the Acquisition. The holding period and tax basis of each asset of an Acquired Fund in the hands of the Acquiring Fund as a result of the Acquisition should generally be the same as the holding period and tax basis of each such asset in the hands of the Acquired Fund prior to the Acquisition. It is a condition to the closing of the Acquisition that both the Acquired Fund and Acquiring Fund receive an opinion of Seward & Kissel LLP, that the Acquisition will be a tax-free reorganization, as further discussed below under “Information About the Acquisition—Federal Income Tax Consequences.” An opinion of counsel is not binding on the IRS or any court and, thus, does not preclude the IRS from asserting, or a court from rendering, a contrary position.

Additional tax considerations are discussed below under “Information About the Acquisition—Federal Income Tax Consequences.”

PRINCIPAL RISKS

The Funds are subject to the same principal risk factors. These risks include money market fund risk and regulatory developments, interest rate risk, credit risk, liquidity risk and management risk.

The principal risks of investing in each Fund are described below. A Fund could become subject to additional risks because the types of investments made by the Fund can change over time.

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Principal Risks of each Fund

Money Market Fund Risk and Regulatory Developments. Money market funds are sometimes unable to maintain an NAV at $1.00 per share and, as it is generally referred to, “break the buck”. In that event, an investor in a money market fund would, upon redemption, receive less than $1.00 per share. The Fund’s shareholders should not rely on or expect an affiliate of the Fund to purchase distressed assets from the Fund, make capital infusions, enter into credit support agreements or take other actions to prevent the Fund from breaking the buck. In addition, you should be aware that significant redemptions by large investors in the Fund could have a material adverse effect on the Fund’s other shareholders. The Fund’s NAV could be affected by forced selling during periods of high redemption pressures and/or illiquid markets. Money market funds are also subject to regulatory risk.

Under Rule 2a-7 under the 1940 Act, the Fund is permitted, but not required, at the discretion of the Fund’s Board of Directors (“Board”), under certain circumstances of impaired liquidity of the Fund’s investments, to impose liquidity fees of up to 2% on, or suspend, redemptions for limited periods of time. The Board has determined not to impose liquidity fees on, or suspend, redemptions.

Interest Rate Risk. Changes in interest rates will affect the yield and value of the Fund’s investments in short-term securities. A decline in interest rates will affect the Fund’s yield as these securities mature or are sold and the Fund purchases new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The Fund may be subject to heightened interest rate risk due to rising rates as the current period of historically low rates may be ending. The change in value for shorter-term securities is usually smaller than for securities with longer maturities.

Credit Risk. An issuer or guarantor of a fixed-income security, or the counterparty to an agreement, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. Credit risk is the possibility that a security’s credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest or principal payments). The Fund’s investments in U.S. Government securities or related repurchase agreements have minimal credit risk compared to other investments.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell, which may prevent the Fund from selling out of these securities at an advantageous time or price.

Management Risk. The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

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FEE TABLE

The purpose of the tables below is to assist an investor in understanding the various costs and expenses that a shareholder bears directly and indirectly from an investment in the Funds. The tables allow you to compare any sales charges and expenses of the Acquired Fund and (pro forma) estimates for the Acquiring Fund in its first year following the Acquisition. Under the Plan, shares of the Acquired Fund will be exchanged for Class A, Class B, Class C, Advisor Class, Class K, Class I or Class 1 shares, as applicable, of the Acquiring Fund. Class R shareholders of Government Exchange Reserves will receive Class I shares of the Acquiring Fund at NAV. The Acquiring Fund did not offer Class A, Class B, Class C, Advisor Class, Class K, Class I or Class 1 shares prior to the Acquisitions. The tables also include Annual Fund Operating Expenses and Expense Examples on a pro forma combined basis.

The fees and expenses of the Acquired Fund shown below are based on the annualized fees and expenses of the Acquired Fund incurred during its fiscal year ended April 30, 2017. Pro forma fees and expenses are based on the estimated fees and expenses of the Acquiring Fund on a combined basis after giving effect to the Acquisitions and are presented on a gross basis. The Acquiring Fund has not been subject to a waiver of Distribution and/or Service (Rule 12b-1) fees historically because it had not offered shares subject to such fees. At the time of the Acquisition, the Distributor has agreed to voluntarily waive the Distribution and/or Service (Rule 12b-1) fees of the Acquiring Fund. The effect of such waiver has not been included in the pro forma fees and expenses. If such waiver were included, the Acquiring Fund’s total net annual operating expenses would have been lower. Pro forma numbers are estimated in good faith and are hypothetical.

Shareholder Fees (fees paid directly from your investment)

Acquired Funds

	Government Exchange Reserves					Government Reserves
	Class A Shares	Class B Shares (not currently offered to new investors)	Class C Shares	Advisor Class Shares	Class R, K, I and 1 Shares	Class 1 Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None(a)	None	None	None	None	None
Maximum Deferred Sales Charge (Load)	None(b)	4.00%(c)	1.00%(d)	None	None	None

________________

(a)	A sales charge of up to 4.25% may be imposed upon an exchange of Class A shares for the Class A shares of other funds with sales charges in the family of AB Mutual Funds sponsored by AllianceBernstein, L.P., the Fund’s investment adviser (the “Adviser”).
(b)	Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.
(c)	Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the fourth year.
(d)	For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after ten years.

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Acquiring Fund

	Class A	Class B Shares (not currently offered to new investors)	Class C	Advisor Class Shares	Class K, I and 1 Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None(a)	None	None	None	None
Maximum Deferred Sales Charge (Load)	None(b)	4.00%(c)	1.00%(d)	None	None

________________

(a)	A sales charge of up to 4.25% may be imposed upon an exchange of Class A shares for the Class A shares of other funds with sales charges in the family of AB Mutual Funds sponsored by the Adviser.
(b)	Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.
(c)	Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the fourth year.
(d)	For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after ten years.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Acquired Funds

	Government Exchange Reserves							Government Reserves
	Class A	Class B	Class C	Advisor Class	Class R	Class K	Class I	Class 1
Management Fees	.20%(a)	.20%(a)	.20%(a)	.20%(a)	.20%(a)	.20%(a)	.20%(a)	.20%
Distribution and/or Service (12b-1) Fees	.25%	1.00%	.75%	None	.50%	.25%	None	.10%
Other Expenses:
Transfer Agent	.11%	.14%	.13%	.11%	.06%	.05%	.02%	.01%
Other Expenses	.19%	.19%	.19%	.17%	.21%	.21%	.08%	.08%

Total Other Expenses	.30%	.33%	.32%	.28%	.27%	.26%	.10%	.09%

Total Annual Fund Operating Expenses	.75%	1.53%	1.27%	.48%	.97%	.71%	.30%	.39%

________________

(a)	Management fees have been restated to reflect the current management fee, which was effective July 11, 2016.

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Combined Fund—Pro Forma

	Class A	Class B	Class C	Advisor Class	Class K	Class I	Class 1
Management Fees(a)	.20%	.20%	.20%	.20%	.20%	.20%	.20%
Distribution and/or Service (12b-1) Fees	.25%	1.00%	.75%	None	.25%	None	.10%
Other Expenses:
Transfer Agent	.14%	.19%	.16%	.14%	.08%	.03%	.01%
Other Expenses(b)	.01%	.01%	.01%	.01%	.01%	.01%	.01%

Total Other Expenses(c)	.15%	.20%	.17%	.15%	.09%	.04%	.02%

Total Annual Fund Operating Expenses	.60%	1.40%	1.12%	.35%	.54%	.24%	.32%

________________

(a)	Management fees have been restated to reflect the current management fee, which was effective June 1, 2016.
(b)	Other Expenses do not include the projected costs and expenses of the Acquisition. The basis point impact of such costs and expenses is projected to be approximately 0.003% based on current Fund assets.

(c) Total Other Expenses are based on estimated amounts for the current fiscal year.

Examples

The following examples are intended to help you compare the costs of investing in each of the Acquired Fund and the Acquiring Fund. The examples assume that you invest $10,000 in each of the Acquired Fund and the Acquiring Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year, that all distributions are reinvested and that each Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Acquired Funds

	Government Exchange Reserves							Government Reserves
	Class A	Class B	Class C	Advisor Class	Class R	Class K	Class I	Class 1
After 1 Year	$77	$556	$229	$49	$99	$73	$31	$40
After 3 Years	$240	$683	$403	$154	$309	$227	$97	$125
After 5 Years	$417	$834	$697	$269	$536	$395	$169	$219
After 10 Years	$930	$1,613	$1,534	$604	$1,190	$883	$381	$493

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For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:

	Government Exchange Reserves
	Class B	Class C
After 1 Year	$156	$129
After 3 Years	$483	$403
After 5 Years	$834	$697
After 10 Years	$1,613	$1,534

Combined Fund—Pro Forma

	Class A	Class B	Class C	Advisor Class	Class K	Class I	Class 1
After 1 Year	$61	$543	$214	$36	$55	$25	$33
After 3 Years	$192	$643	$356	$113	$173	$77	$103
After 5 Years	$335	$766	$617	$197	$302	$135	$180
After 10 Years	$750	$1,461	$1,363	$443	$677	$306	$406

For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:

	Class B	Class C
After 1 Year	$143	$114
After 3 Years	$443	$356
After 5 Years	$766	$617
After 10 Years	$1,461	$1,363

Fund Performance

The performance information provided below provides some indication of the risks of investing in each Fund by showing changes in each Fund’s performance from year to year. Updated performance information for Government Exchange Reserves and the Acquiring Fund is available on the Funds’ website at www.abfunds.com. Performance information represents only past performance and does not necessarily indicate future results. The Acquired Fund and the Acquiring Fund may not perform at the same level in the future.

Government Exchange Reserves

Effective July 11, 2016, the Fund changed its name from AB Exchange Reserves to AB Government Exchange Reserves and adopted its current investment strategy as a government money market fund, as defined in Rule 2a-7 under the 1940 Act. Prior to that date the Fund was a “prime” money market fund and invested in a much broader universe of securities, many of which have higher yields than U.S. Government securities. The performance information shown below for periods prior to the implementation of these changes may not be representative of performance the Fund will achieve under its current policies.

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The annual returns in the bar chart are for the Fund’s Class A shares. Through June 30, 2017, the year-to-date unannualized return for the Fund’s Class A shares was 0.13%.

During the period shown in the bar chart, the Fund’s:

Best Quarter was up 1.16%, 3rd quarter, 2007; and Worst Quarter was 0.00%, 3rd quarter, 2011.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2016)

	1 Year	5 Years	10 Years
Class A	0.24%	0.13%	0.73%
Class B	0.22%	0.11%	0.62%
Class C	0.24%	0.12%	0.68%
Advisor Class	0.24%	0.13%	0.81%
Class R	0.28%	0.12%	0.67%
Class K	0.27%	0.12%	0.75%
Class I	0.30%	0.15%	0.87%

You may obtain the most current seven-day yield information of the Fund by calling 800-221-5672 or your financial intermediary.

Government Reserves

The annual returns in the bar chart are for the Fund’s Class 1 shares. Through June 30, 2017, the year-to-date unannualized return for the Fund’s Class 1 shares was 0.23%.

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During the period shown in the bar chart, the Fund’s:

Best Quarter was up 0.05%, 4th quarter, 2016; and Worst Quarter was 0.00%, 1st quarter, 2016.

Performance Table

Average Annual Total Returns

(For the period ended December 31, 2016)

	1 Year	Life of the Fund*
Government Reserves Portfolio	0.12%	0.05%

________________

*       Commencement of operations: 05/03/2013.

You may obtain the most current seven-day yield information of the Fund by calling 800-221-5672 or your financial intermediary.

Acquiring Fund

The Acquiring Fund did not offer Class A, Class C, Advisor Class, Class K, Class I or Class 1 shares prior to the Acquisition.

The Acquiring Fund adopted a multiple-class plan effective June 1, 2016. Upon the adoption of the multiple-class plan by the Fund, the original share class of the Fund (“original share class”) was renamed Class AB shares. Accordingly, the performance information presented below for the Class AB shares for periods prior to June 1, 2016 is the performance information of the original share class that existed prior to such date. The Fund’s current advisory fee was implemented effective June 1, 2016 and prior to that time the Fund did not pay an advisory fee. Accordingly, historical performance information for all periods prior to June 1, 2016 does not reflect the Fund’s payment of an advisory fee. If such fee had been in place, investment performance would have been lower than what is indicated below.

The annual returns in the bar chart are for the Fund’s Class AB shares, or, as noted above, the original share class. Through June 30, 2017, the year-to-date unannualized return for the Fund’s Class AB shares was 0.26%.

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During the period shown in the bar chart, the Fund’s:

Best Quarter was up 1.30%, 2nd quarter, 2007; and Worst Quarter was up 0.02%, 2nd quarter, 2015.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2016)

	1 Year	5 Years	10 Years
Class AB*	0.32%	0.15%	0.87%
Institutional Class**	0.32%	0.15%	0.87%

________________

*	Performance information for periods prior to June 1, 2016 does not reflect the effect of the current management fee.
**	Inception date of Institutional Class shares: June 1, 2016. Performance information for periods prior to the inception of Institutional Class shares is the performance of Class AB shares and does not reflect the effect of the current management fee.

You may obtain the most current seven-day yield information of the Fund by calling 877-241-7645 or your financial intermediary.

INFORMATION ABOUT THE ACQUISITION

Description of the Plan

Under the Plan, each Acquired Fund will transfer all of its assets to the Acquiring Fund, and in exchange, the Acquiring Fund will assume all the liabilities of the Acquired Fund and deliver to the Acquired Fund a number of Class A, Class B, Class C, Advisor Class, Class K, Class I and Class 1 shares, as applicable, of the Acquiring Fund having an aggregate NAV equal to the value of the assets of the Acquired Fund, less the value of the liabilities of the Acquired Fund assumed by the Acquiring Fund. The assets and liabilities of the Acquired Fund will be valued as of the Valuation Time, as defined in the Plan. Shares of the Acquiring Fund will be delivered to the Acquired Fund at Closing. Immediately following the delivery of the Acquired Fund shares to the Acquired Fund, the Acquired Fund will distribute pro rata to its shareholders of record as of the Valuation Time the shares received from the Acquiring Fund. As noted above, as a result of the Acquisition, shareholders of the Acquired Fund will receive the same class of shares of the Acquiring Fund as that held in the Acquired Fund, except that shareholders of Class R shares of Government Exchange Reserves will receive Class I shares of the Acquiring Fund. The shares of the Acquiring Fund that an Acquired Fund shareholder receives will have a total NAV equal to the NAV of shares held by the shareholder in the Acquired Fund immediately prior to the Closing.

The distribution of Acquiring Fund shares by the Acquired Fund to its shareholders will be accomplished by the establishment of accounts on the share records of the Acquiring Fund in the name of the Acquired Fund shareholders, each account representing the respective number of Acquiring Fund shares due the respective shareholder. Certificates for Acquiring Fund shares will not be issued.

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Following the distribution of the Acquiring Fund shares by the Acquired Fund in full liquidation of the Acquired Fund, the Acquired Fund will wind up its affairs, cease operations and terminate as soon as is reasonably practicable after the Acquisition.

The Funds will bear the costs and expenses of the Acquisition, allocated to each Fund based on the relative net assets of the Funds as of the Closing Date, except for legal expenses of the disinterested directors which will be a fixed amount for each Fund. The total costs and expenses of the Acquisition are estimated to be approximately $214,000, and are expected to be allocated as follows based on net assets as of July 31, 2017:

Government Reserves	Government Exchange Reserves	Acquiring Fund
$32,816.05	$20,056.54	$161,127.41

The impact of these expenses is less than $.01 per share.

Completion of the Acquisition is subject to certain conditions set forth in the Plan, including issuance of an opinion of Fund counsel that the Acquisition will be a tax-free reorganization. Assuming satisfaction of the conditions in the Plan, the Acquisition is expected to be completed on the Closing Date, which is scheduled to be on or about November 10, 2017. Any shareholder of the Acquired Fund may redeem his or her shares prior to the Acquisition.

The Plan may be amended in any mutually agreed manner. The parties to the Plan may terminate the Plan by mutual consent and each party has the right to terminate the Plan under certain circumstances. Among other circumstances, a party may at any time terminate the Plan unilaterally upon a determination by the party’s Directors that proceeding with the Plan is not in the best interests of the Fund or its shareholders.

A form of the Plan is attached as Appendix A.

Reasons for the Acquisition and Board Consideration of the Plan and Acquisition

At a meeting of the Boards of the Company and Government Exchange Reserves held on August 2, 2017, the Adviser recommended that Directors approve the proposed Plan and Acquisition. In connection with the meeting, the Directors were provided, in advance of the meeting, detailed information about the Acquisition, including information regarding: (1) the identical investment objectives and principal investment strategies of the Acquiring Fund and the Acquired Funds, as well as information about the service providers of the Funds; (2)  the historical performance records of the Acquired Fund and the Acquiring Fund; (3) the investment advisory fee and total expenses payable and paid by the Acquiring Fund (including gross and net pro forma expense information) as compared with those of the Acquired Fund; (4) the current size of the Acquiring Fund and the prospects for its future growth, as compared to the Acquired Fund; (5) pro forma yield information; (6) the expected tax consequences of the Acquisition; (7) the estimated costs of the Acquisition and the proposed allocation thereof; and (8) the terms of the proposed Plan.

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The Adviser presented the following reasons relative to the Acquisition, and in turn, the Directors considered the factors discussed below from the point of view of the interests of the Acquired Fund and its shareholders:

•	Government Reserves is an open-end money market fund originally created in 2013 offered exclusively to private clients of Sanford C. Bernstein & Co. LLC, and the Bernstein Global Wealth Management unit of the Adviser and certain institutional clients of the Adviser.
•	Government Exchange Reserves is an open-end money market fund originally created in 1994.
•	The Adviser proposed the Acquisitions in order to streamline the product offerings of the funds managed by the Adviser, in light of the benefits offered by the larger, combined Acquiring Fund.

At the meeting, the Directors (with the advice and assistance of independent counsel) also considered, among other things:

•	the identical investment objective and principal investment strategies of the Funds;
•	the current asset levels of the Acquired Fund and the combined pro forma asset levels of the Acquiring Fund;
•	the fact that the Acquiring Fund will be the accounting survivor of the Acquisition, and the factors leading to that conclusion, including that the investment objective and principal investment strategies of the Acquiring Fund will remain the same following the Acquisition;
•	the historical performance record of the Acquiring Fund is similar to that of the Acquired Fund for the same period, although there is no guarantee or assurance as to the future performance of the Acquiring Fund;
•	the service providers to, and Directors overseeing, each Fund are the same;

•	the gross and net expenses and yield of the Acquired Fund and the pro forma expenses and yield of the Acquiring Fund after the Acquisition; and
•	as a result of the Acquisition, each shareholder of the Acquired Fund would hold, immediately after the Acquisition, shares of the corresponding class of the Acquiring Fund (except with respect to Class R shareholders of Government Exchange Reserves, who will receive Class I shares of the Acquiring Fund) having an aggregate value equal to the aggregate value of the shares of the Acquired Fund held immediately before the Acquisition.

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The Directors also considered, among other things:

•	the form of the Plan and the terms and conditions of the Acquisition;
•	whether the Acquisition would result in the dilution of shareholders’ interests;

•	information about the shareholders of the Funds;

•	the benefits of the Acquisitions to persons other than the Acquired Fund and its shareholders, in particular, the Adviser, which will benefit from a slight easing of the administrative burden of managing three separate Funds, as well as the streamlining of its product line;

•	the fact that the Acquiring Fund will assume all the liabilities of the Acquired Fund;

•	the expected federal income tax consequences of the Acquisition; and

•	the costs of the Acquisition will be borne proportionately by the Funds based on each Fund’s relative net assets, except for legal expenses of the disinterested directors which will be a fixed amount for each Fund.

After careful consideration, the Directors of each Acquired Fund (including all Directors who are not “interested persons” of the Acquired Fund, the Adviser or its affiliates) unanimously determined that the Acquisition would be in the best interests of the Acquired Fund and its shareholders and that the interests of existing shareholders of the Acquired Fund would not be diluted as a result of the Acquisition, and unanimously approved the Plan and Acquisition.

Also, at the August 2, 2017 Meeting of the Board of Directors of Fixed-Income Shares (comprised of the same persons as the Boards of the Company and Government Exchange Reserves) (the “Fixed-Income Shares Board”), (including all Directors who are not “interested persons” of Fixed-Income Shares) unanimously approved the proposed Plan in respect of the Acquiring Fund and determined that the Acquisition would be in the best interests of the Acquiring Fund and its shareholders, and that interests of shareholders of the Acquiring Fund would not be diluted as a result of the Acquisition.

Description of the Securities to be Issued

Under the Plan, the Acquiring Fund will issue shares for distribution to the Acquired Fund shareholders. Each class of shares of the Acquiring Fund represents an equal proportionate interest with the other shares of the same class of the Acquiring Fund. Each share has equal earnings, assets and voting privileges and is entitled to dividends and other distributions out of the income earned and gain realized on the assets belonging to the Acquiring Fund as authorized by Fixed-Income Shares’s Board. Holders of each class of shares of the Acquiring Fund have one vote per full share and fractional votes for fractional shares held. Shares of the Acquiring Fund issued to the shareholders of the Acquired Fund pursuant to the Acquisition will be duly authorized, validly issued, fully paid and non-assessable when issued, will be transferable without restriction and will have no preemptive or conversion rights. Shares will be sold and redeemed based upon their NAV per share next determined after receipt of the purchase or redemption request. Shares of the Acquiring Fund received by shareholders of the Acquired Fund in the Acquisition will be issued at NAV without a sales charge, fully paid and non-assessable. The CDSC period applicable to Government Exchange Reserves shares prior to the Acquisition will continue to apply to the shares of the Acquiring Fund issued in the Acquisition.

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Dividends and Other Distributions

All net income of the Acquiring Fund is determined after the Fund Closing Time, which is the close of regular trading on any day the Exchange is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading), each Fund business day (and at such other times as the Directors may determine) and is paid immediately thereafter pro rata to shareholders of record via automatic investment in additional full and fractional shares in each shareholder’s account at the rate of one share for each dollar distributed. As such additional shares are entitled to dividends on following days, a compounding growth of income occurs.

Share Certificates

The Acquiring Fund does not issue certificates representing Acquiring Fund shares. Ownership of the Acquiring Fund’s Class A, Class B, Class C, Advisor Class, Class K, Class I, Class 1, Class AB and Institutional Class shares will be shown on the books of the Acquiring Fund’s transfer agent.

Federal Income Tax Consequences

The Acquisition is intended to qualify as a tax-free “reorganization” for U.S. federal income tax purposes; however the IRS may disagree. The federal income tax consequences discussed below reflect the uncertainty of the IRS agreeing with the opinion that the Acquisition is a tax-free reorganization. However, the IRS may disagree with the opinion that the Acquisition is a tax-free reorganization, and shareholders of an Acquired Fund could realize gain or loss (as applicable) when they become shareholders of the Acquiring Fund.

If the Acquisition so qualifies, in general, the Acquired Fund and the Acquiring Fund should not recognize gain or loss for U.S. federal income tax purposes in the transactions contemplated by the Acquisition (except for any gain or loss that may be required to be recognized solely as a result of the close of an Acquired Fund’s taxable year due to the Acquisition or as a result of the transfer of certain assets). Subject to certain stated assumptions contained therein, the Acquired Fund and the Acquiring Fund will receive an opinion of Seward & Kissel LLP substantially to the effect that, for United States federal income tax purposes:

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(i)  the Acquisition will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund should be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii)  no gain or loss will be recognized by the Acquired Fund on the transfer of all of the Acquired Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, or upon the distribution of the Acquiring Fund shares to the shareholders of the Acquired Fund, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

(iii)  the tax basis in the hands of the Acquiring Fund of each asset of the Acquired Fund will be the same as the tax basis of such asset in the hands of the Acquired Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund on the transfer;

(iv)  the holding period of each asset of the Acquired Fund in the hands of the Acquiring Funds, other than assets with respect to which gain or loss is required to be recognized, will include in each instance the period during which such asset was held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset);

(v)  no gain or loss will be recognized by the Acquiring Fund upon its receipt of the assets of the Acquired Fund solely in exchange for Acquiring Fund shares and the assumption of the liabilities of the Acquired Fund;

(vi)  no gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of their Acquired Fund shares for Acquiring Fund shares as part of the Acquisition;

(vii)  the aggregate tax basis of the Acquiring Fund shares that each Fund shareholder receives in the Acquisition will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor; and

(viii)  each Fund shareholder’s holding period for the Acquiring Fund shares received in the Acquisition will include the period for which such shareholder held the Acquired Fund shares exchanged therefor, provided that the Acquired Fund shareholder held such Acquired Fund shares as capital assets on the date of the exchange.

This opinion of counsel will not be binding on the IRS or a court and there is no assurance that the IRS or a court will not take a view contrary to those expressed in the opinion.

.

18

Shareholders of the Acquired Fund are encouraged to consult their tax advisers regarding the effect, if any, of the Acquisition in light of their individual circumstances. Because the foregoing only relates to the federal income tax consequences of the Acquisition, those shareholders also should consult their tax advisers as to foreign, state and local tax consequences, if any, of the Acquisition.

Capitalization and Share Ownership Information

For information on the existing capitalization of the Acquired Fund and pro forma capitalization of the Acquiring Fund, see Appendix D. For information on ownership of the Funds’ shares as of July 31, 2017, see Appendix E

INFORMATION ABOUT THE FUNDS

Government Exchange Reserves, a “diversified” investment company registered under the 1940 Act, is a Massachusetts business trust. Government Reserves, a “diversified” investment company registered under the 1940 Act, is a series of the Company, which is organized as a Maryland corporation. The Acquiring Fund, a “diversified” investment company registered under the 1940 Act, is a series of Fixed-Income Shares, which is organized as a Maryland corporation.

Management of the Funds

The Boards of the Funds are comprised of the same individuals. In overseeing the management of the business and affairs of each Fund, the Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with the Adviser and the Fund’s other service providers, including the administrator, custodian and transfer agent. Directors who are not “interested persons” of a Fund as defined in the 1940 Act, are referred to as “Independent Directors”, and Directors who are “interested persons” of the Fund are referred to as “Interested Directors”. The day-to-day operations of each Fund are delegated to the officers of Government Exchange Reserves, the Company or Fixed-Income Shares (as applicable), subject to each Fund’s investment objective and policies and the general supervision by the Board. Subsequent to the consummation of the Acquisition, the Directors and officers of the Acquiring Fund will continue to serve as the Directors and officers of the combined Fund.

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 The following table presents information about the Boards.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS

Marshall C. Turner, Jr.,# Chairman of the Board 75 (Company: 2012 Government Exchange Reserves: 2005 Fixed-Income Shares: 2006)	Private Investor since prior to 2012. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	98	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin,# 75 (Company: 2012 Government Exchange Reserves: 1994 Fixed-Income Shares: 1993)	Independent Consultant since prior to 2012. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999 - June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989 - May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992 and as Chairman of the Audit Committees of a number of such AB Funds from 2001-2008.	97	None
Michael J. Downey,# 73 (Company: 2012 Government Exchange Reserves: 2005 Fixed-Income Shares: 2006)	Private Investor since prior to 2012. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and chairman of one other registered investment company.	98	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2012

20

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR

William H. Foulk, Jr.,# 85 (Company: 2012 Government Exchange Reserves: 1994 Fixed-Income Shares: 1990)

Investment Adviser and an Independent Consultant since prior to 2012. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.

		98	None
D. James Guzy,# 81 (Company: 2012 Government Exchange Reserves: 2005 Fixed-Income Shares: 2006)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2012. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2012 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	95	None

Nancy P. Jacklin,# 69 (Company: 2012 Government Exchange Reserves: 2006 Fixed-Income Shares: 2006)

Private Investor since prior to 2012. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system) (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.

	98	None

21

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR

Carol C. McMullen,# 62 (Company: 2016 Government Exchange Reserves: Fixed-Income Shares: 2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and nonprofit boards, and as a director or trustee of the AB Funds since June 2016.	98	None

Garry L. Moody,# 65 (Company: 2012 Government Exchange Reserves: 2008 Fixed-Income Shares: 2010)

Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.

	98	None

22

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR

Earl D. Weiner,# 77 (Company: 2012 Government Exchange Reserves: 2007 Fixed-Income Shares: 2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP, and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	98	None

INTERESTED DIRECTOR
Robert M. Keith,+ 57 (Company: 2012 Government Exchange Reserves: 2010 Fixed-Income Shares: 2010)	Senior Vice President of the Adviser++ and the head of AllianceBernstein Investments, Inc. (“ABI”)++ since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	98	None

_______

*	The address for each of the Fund’s Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.
**	There is no stated term of office for the Fund’s Directors.
#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.
+	Mr. Keith is an “interested person”, as defined in Section 2(a)(19) of the 1940 Act, of the Funds because of his affiliation with the Adviser.
++	The Adviser and ABI are affiliates of the Funds.

In addition to the public company directorships currently held by the Directors set forth in the table above, Mr. Turner was a director of SunEdison, Inc. (solar materials and power plants) since prior to 2012 until July 2014, Mr. Downey was a director of The Merger Fund (a registered investment company) since prior to 2012 until 2013, Mr. Guzy served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2012 until November 2013, and Mr. Moody was a director of Greenbacker Renewable Energy Company LLC (renewable energy and energy efficiency projects) from August 2013 until January 2014.

23

Advisory Agreements and Fees

Each Fund’s investment adviser is the Adviser, which is located at 1345 Avenue of the Americas, New York, New York 10105. The Adviser is a leading international investment adviser supervising client accounts with assets as of June 30, 2017 totaling approximately $517 billion (of which more than $100 billion represented assets of registered investment companies sponsored by the Adviser). As of June 30, 2017, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 16 of the nation’s FORTUNE 100 companies), for public employee retirement Funds in 28 states and the District of Columbia, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 31 registered investment companies managed by the Adviser, comprising approximately 119 separate investment portfolios, had as of June 30, 2017 approximately 2.4 million shareholder accounts.

The Adviser provides investment advisory services to each Fund under an advisory agreement (each an “Advisory Agreement”).

Under the terms of the Advisory Agreement, each Fund pays an advisory fee at an annual rate of 0.20% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly under the Advisory Agreement.

The Adviser is, under the Advisory Agreement, responsible for certain expenses incurred by each Fund, including, for example, office facilities, and any expenses incurred in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by the Fund in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing Fund prospectuses and other reports to shareholders and fees related to registration with the SEC and with state regulatory authorities).

Each Fund has, under its Advisory Agreement, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to each Fund by the Adviser, the Fund may employ its own personnel. The Advisory Agreement provides for reimbursement to the Adviser of the costs of certain non-advisory services provided to the Fund. Costs currently reimbursed include the costs of the Adviser's personnel performing certain administrative services for the Fund, including clerical, accounting, legal and other services ("administrative services"), and associated overhead costs, such as office space, supplies and information technology. The administrative services are provided to each Fund on a fully-costed basis (i.e., includes each person's total compensation and a factor reflecting the Adviser's total cost relating to that person, including all related overhead expenses). The reimbursement of these costs to the Adviser will be specifically approved by the Board.

Each Advisory Agreement continues in effect from year to year if such continuance is specifically approved, at least annually, by a majority vote of the Directors of the Fund who neither are interested persons of the Fund nor have any direct or indirect financial interest in the Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. A discussion regarding the basis for the Board’s approval of each Fund’s Advisory Agreement is available in the Fund’s annual report to shareholders for the year ended April 30, 2017.

24

Distribution Arrangements

ABI, a wholly-owned subsidiary of the Adviser, serves as the distributor (principal underwriter) of each Fund’s shares. Under Distribution Services Agreements between ABI and each of the Acquired Fund and the Acquiring Fund (the “Distribution Services Agreement”), each Fund may pay distribution and service fees to ABI at an annual rate of up to 0.25%, 1.00%, 0.75%, 0.50%, 0.25% and 0.10% of the Fund’s average daily net assets attributable to its Class A, Class B, Class C, Class R, Class K and Class 1 shares, respectively (as applicable). No distribution and/or service fees are paid with respect to Advisor Class and Class I shares. The Distribution Services Agreement is intended to defray expenses associated with the distribution of certain share classes in accordance with a plan of distribution that is included in the Distribution Services Agreement and that has been duly adopted and approved in accordance with Rule 12b-1 adopted by the SEC under the 1940 Act. The unreimbursed distribution expenses of the Acquired Fund at the time of the Acquisition will be assumed by the Acquiring Fund so that those unreimbursed expenses may be defrayed by future fees paid to ABI under the Acquiring Fund’s Distribution Services Agreement. With respect to Government Reserves and the Acquiring Fund, the Distribution Services Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. With respect to Government Exchange Reserves, the Distribution Services Agreement provides that the Fund will compensate the Distributor for services rendered even if the amount paid exceeds the Distributor’s expenses. Because these fees are paid out of each Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment in these share classes and may cost more than paying other types of sales charges.

During the fiscal year ended April 30, 2017, the Distributor waived the distribution and service fees for each of the Acquired Funds.

Administrative and Transfer Agency Arrangements

Each Fund reimburses the Adviser for the costs of providing administrative and accounting services to the Fund. State Street Bank and Trust Company provides certain administrative services to each Fund.

ABIS, an indirect wholly-owned subsidiary of the Adviser, acts as transfer agent for each Fund. Under a Transfer Agency Agreement between ABIS and each of Government Exchange Reserves, the Company and Fixed-Income Shares (as applicable), the Fund compensates ABIS for providing personnel and facilities to perform transfer agency services for the Fund.

25

Pricing of the Shares

The NAV of the shares of each Fund is determined on any day the New York Stock Exchange (the “Exchange”) is open at the close of regular trading (ordinarily, 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) and on such other days as the Directors deem appropriate or necessary in order to comply with Rule 22c-1 of the 1940 Act. Generally, the NAV is not calculated, and purchase and redemption orders are not accepted, on days that the Exchange is closed; however, the Fund may elect to, but is not required to, remain open for the purposes of processing certain transactions (excluding exchanges into and out of the Fund) and calculating NAV even on days that the Exchange is closed in the following circumstances:

1.	The Federal Reserve System is open;
2.	The primary trading markets for the Portfolio’s portfolio investments are open; and
3.	The Adviser believes there is an adequate market to meet purchase and redemption requests.

The calculation of NAV in such circumstances will ordinarily be made when the Fund closes for business on that day.

Each Fund’s per share NAV is calculated by dividing the value of the Fund’s total assets, less its liabilities, by the total number of its shares then outstanding. All expenses, including the fees payable to the Adviser, are accrued daily.

The valuation of a Fund’s portfolio securities is based upon their amortized cost, which does not take into account unrealized securities gains or losses as measured by market valuations. The amortized cost method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. During periods of declining interest rates, the daily yield on shares of a Fund may be higher than that of a fund with identical investments utilizing a method of valuation based upon market prices for its portfolio instruments; the converse would apply in a period of rising interest rates.

Each Fund maintains procedures designed to maintain its share price at $1.00. Such procedures include daily review of the Fund’s portfolio holdings by the Adviser to determine whether and to what extent the NAV of the Fund calculated by using available market quotations or market equivalents deviates from NAV based on amortized cost. The Adviser will promptly notify the Board if the deviation is greater than $0.005, and the Board will promptly consider what action should be initiated. There can be no assurance that a Fund’s NAV per share will remain constant at $1.00.

Subject to its oversight, each Fund’s Board has delegated responsibility for valuing the respective Fund’s assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Fund’s assets on behalf of the respective Fund. The Valuation Committee values Fund assets as described above. More information about the valuation of a Fund’s assets is available in the Fund’s SAI.

26

LEGAL MATTERS

The validity of shares offered hereby will be passed upon for the Acquiring Fund by Seward & Kissel LLP.

FINANCIAL HIGHLIGHTS

The fiscal year-end of each Fund is April 30.

The financial highlights of Government Exchange Reserves for the two years ended April 30, 2017, the period ended April 30, 2015, and the three years ended September 30, 2014 are contained in the Fund’s most recent annual report to shareholders dated April 30, 2017, and are incorporated herein by reference (File No. 811-08294).

The financial highlights of Government Reserves for the three years ended April 30, 2017 and the period ended April 30, 2014 are contained in the Fund’s most recent annual report to shareholders dated April 30, 2017, and are incorporated herein by reference (File No. 811-02383).

The financial highlights of the Acquiring Fund for the five years ended April 30, 2017, are contained in the Fund’s most recent annual report to shareholders dated April 30, 2017, and are incorporated herein by reference (File No. 811-06068).

INFORMATION FILED WITH THE SEC

Each Fund is subject to the information requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC. Reports, proxy statements, registration statements and other information filed by each Fund may be inspected without charge and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549.

You may also view or obtain these documents from the SEC:

By phone:	1-202-551-8090 (for information on the operations of the Public Reference Room only)

By electronic mail:	publicinfo@sec.gov (duplicating fee required)

On the Internet:	www.sec.gov

Information relating to the Acquired Funds and the Acquiring Fund can be found in the following documents, which are incorporated herein by reference:

27

•	The statement of additional information (“SAI”) dated as of October 6, 2017 that has been filed with the SEC in connection with this Information Statement/Prospectus (the “Acquisition SAI”);
•	The prospectus and SAI of the Acquiring Fund dated August 31, 2017, which were filed with the SEC on August 28, 2017 (File Nos. 33-34001 and 811-06068);
•	The prospectus and SAI of Government Reserves dated August 31, 2017, which were filed with the SEC on August 28, 2017 (File Nos. 2-48227 and 811-02383);
•	The prospectus and SAI of Government Exchange Reserves dated August 31, 2017, which were filed with the SEC on August 28, 2017, each as supplemented through the date hereof (File Nos. 33-74230 and 811-08294);
•	The audited financial statements and related independent registered public accounting firm’s report for the Acquired Fund contained in its annual report for the fiscal year ended April 30, 2017 (File No. 811-06068);
•	The audited financial statements and related independent registered public accounting firm’s report for Government Reserves contained in its annual report for the fiscal year ended April 30, 2017 (File No. 811-02383); and
•	The audited financial statements and related independent registered public accounting firm’s report for Government Exchange Reserves contained in its annual report for the fiscal year ended April 30, 2017 (File No. 811-08294).

Copies of the annual reports to shareholders of the Acquired Funds and Acquiring Fund are available, along with the Information Statement/Prospectus and Acquisition SAI, upon request, without charge, by writing to the address or calling the telephone number listed below.

By mail:	c/o AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003

By phone:	(800) 221-5672

28

APPENDIX A:

FORM OF AGREEMENT AND PLAN OF ACQUISITION AND LIQUIDATION

As of

 August 2, 2017

This Agreement and Plan of Acquisition and Liquidation (the “Plan”) is made as of this 2nd day of August, 2017, by and among AB Bond Fund, Inc. (“ABF”), a Maryland corporation, on behalf of its series, AB Government Reserves Portfolio (“Government Reserves”); AB Government Exchange Reserves (“Government Exchange Reserves”) (each, an “Acquired Fund” and together, the “Acquired Funds”), a Massachusetts business trust; AB Government Money Market Portfolio (the “Acquiring Fund,” and together, with the Acquired Funds, the “Funds”), a series of AB Fixed-Income Shares, Inc., a Maryland corporation (the “Company”).

This Plan covers two, separate Acquisitions (as defined herein), which are independent of one another. Accordingly, when the terms “Acquiring Fund” and “Acquired Fund” are used in the same sentence, they mean AB Government Money Market Portfolio and Government Reserves or AB Government Money Market Portfolio and Government Exchange Reserves, and the “Acquisition” (as defined herein) means either of the Acquisitions covered by this Plan. In addition, the term “Acquired Fund” denotes the investment company or the series thereof that is party to the Plan, as applicable.

WHEREAS, the Acquired Fund and the Acquiring Fund are each an open-end management investment company (or series thereof) registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the parties desire that the Acquired Fund transfer all of its assets to the Acquiring Fund in exchange for the shares of a corresponding class of shares of the Acquiring Fund of equal net asset value (“Acquisition Shares”), as set forth in Annex A, and that the Acquiring Fund assume the liabilities of the Acquired Fund and distribute the Acquisition Shares to the shareholders of the Acquired Fund (each, an “Acquisition” and together, the “Acquisitions”); and that the Acquired Fund thereafter liquidate and terminate;

WHEREAS, the parties intend that the Acquisition qualify as a “reorganization” within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and any successor provisions, and that with respect to the Acquisition, the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; and

WHEREAS, the Board of Trustees/Directors of each of the Acquired Fund and the Acquiring Fund have determined that the Acquisition is in the best interests of the Acquired Fund and the Acquiring Fund, respectively, and that the interests of the existing shareholders of the Acquired Fund and the Acquiring Fund, respectively, would not be diluted as a result of the Acquisition;

A-1

Now, therefore, the parties agree as follows:

1.	Definitions

In addition to the terms elsewhere defined herein, each of the following terms shall have the meaning indicated for that term as follows:

1934 Act	Securities Exchange Act of 1934, as amended.

1933 Act	Securities Act of 1933, as amended.

Assets	All assets of any kind and all interests, rights, privileges and powers of or attributable to the Acquired Fund or its shares, as appropriate, whether or not determinable at the appropriate Effective Time and wherever located, including, without limitation, all cash, cash equivalents, securities, commodities, futures interests, claims (whether absolute or contingent, known or unknown, accrued or unaccrued or conditional or unmatured), accounts, contract rights and receivables (including dividend and interest receivables) owned by the Acquired Fund or attributable to its shares and any deferred or prepaid expense shown as an asset on the Acquired Fund’s books.

Closing Date	Shall be on such date as the parties may agree.

Charter	The Acquired Fund’s Agreement and Declaration of Trust or Charter, as applicable, or the Acquiring Fund’s Charter.

Effective Time	5:00 p.m. Eastern time on the Closing Date, or such other time as the parties may agree to in writing.

Financial Statements	The audited financial statements of the relevant Fund for its most recently completed fiscal year.

Fund	The Acquiring Fund and/or the Acquired Fund, as the case may be.

Liabilities	All liabilities, expenses and obligations of any kind whatsoever of the Acquired Fund, whether known or unknown, accrued or unaccrued, absolute or contingent or conditional or unmatured.

N-14 Registration Statement	The Registration Statement of the Company (with respect to the Acquiring Fund) on Form N-14 under the 1940 Act that will register the Acquisition Shares to be issued in the Acquisition.

Valuation Time	The close of regular session trading on the New York Stock Exchange (“NYSE”) on the day before the Closing Date or such other time as may be mutually agreed upon, when for purposes of the Plan, the Acquiring Fund determines the net asset value per Acquisition Share and the Acquired Fund determines the net value of the Assets.

NAV	Except as otherwise provided, the net asset value per share of each of the Acquiring Fund and the Acquired Fund, shall be calculated by valuing and totaling its assets and then subtracting its liabilities and then dividing the balance by the number of its shares that are outstanding.

A-2

2.	Regulatory Filings

The Company, on behalf of the Acquiring Fund, shall promptly prepare and file the N-14 Registration Statement with the SEC, and the Company and Acquired Fund also shall make any other required or appropriate filings with respect to the actions contemplated hereby.

3.	Transfer of the Acquired Fund’s Assets

The Acquiring Fund and the Acquired Fund shall take the following steps with respect to the Acquisition, as applicable:

(a)	On or prior to the Closing Date, the Acquired Fund shall pay or provide for the payment of all of the Liabilities, expenses, costs and charges of or attributable to the Acquired Fund that are known to the Acquired Fund and that are due and payable prior to or as of the Closing Date.
(b)	On or prior to the Valuation Date, the Acquired Fund will take such actions as are set forth in Section 3(d) below, and except to the extent prohibited by Rule 19b-1 under the 1940 Act, the Acquired Fund will declare to Acquired Fund shareholders of record a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing (a) all the excess of (i) Acquired Fund's investment income excludable from gross income under Section 103(a) of the Code over (ii) Acquired Fund's deductions disallowed under Sections 265 and 171(a)(2) of the Code, (b) all of Acquired Fund's investment company taxable income (as defined in Code Section 852), (computed in each case without regard to any deduction for dividends paid), and (c) all of Acquired Fund's net realized capital gain (as defined in Code Section 1222), if any (after reduction for any capital loss carryover), in each case for both the taxable year ending April 30, 2017 and for the short taxable year beginning on May 1, 2017 and ending on the Closing Date. Such dividends will be declared and paid to ensure continued qualification of the Acquired Fund as a “regulated investment company” for tax purposes and to eliminate fund-level tax.
(c)	At the Effective Time, the Acquired Fund shall assign, transfer, deliver and convey the Assets to the Acquiring Fund, subject to the Liabilities. The Acquiring Fund shall then accept the Assets and assume the Liabilities such that at and after the Effective Time (i) the Assets at and after the Effective Time shall become and be assets of the Acquiring Fund, and (ii) the Liabilities at the Effective Time shall attach to the Acquiring Fund, and shall be enforceable against the Acquiring Fund to the same extent as if initially incurred by the Acquiring Fund.
(d)	Within a reasonable time prior to the Closing Date, the Acquired Fund shall provide, if requested, a list of the Assets to the Acquiring Fund. The Acquired Fund may sell any asset on such list prior to the Effective Time. Within a reasonable time after receipt of the list and prior to the Closing Date, the Acquiring Fund will advise the Acquired Fund in writing of any investments shown on the list that the Acquiring Fund has determined to be inconsistent with its investment objective, policies and restrictions. The Acquired Fund will dispose of any such securities prior to the Closing Date to the extent practicable and consistent with applicable legal requirements, including the Acquired Fund’s investment objectives, policies and restrictions. In addition, if the Acquiring Fund determines that, as a result of the Acquisition, the Acquiring Fund would own an aggregate amount of an investment that would exceed a percentage limitation applicable to the Acquiring Fund, the Acquiring Fund will advise the Acquired Fund in writing of any such limitation and the Acquired Fund shall dispose of a sufficient amount of such investment as may be necessary to avoid the limitation as of the Effective Time, to the extent practicable and consistent with applicable legal requirements, including the Acquired Fund’s investment objectives, policies and restrictions.
A-3

(e)	The Acquired Fund shall assign, transfer, deliver and convey the Assets to the Acquiring Fund at the Effective Time on the following basis:
(1)	The value of the Assets shall be determined as of the Valuation Time, using the valuation procedures of the Acquired Fund, or such other valuation procedures as shall be mutually agreed upon by the parties, and, in exchange for the transfer of the Assets by the Acquired Fund to the Acquiring Fund, the Acquiring Fund shall assume the Liabilities and simultaneously issue and deliver to the Acquired Fund the number of Acquisition Shares (including fractional Acquisition Shares) with respect to each class equal in net asset value to the aggregate value of the net assets attributable to the corresponding class of the Acquired Fund then outstanding, rounded to the fourth decimal place or such other decimal place as the parties may agree to in writing;
(2)	The NAV of each Acquisition Share of each class to be delivered to the Acquired Fund shall be the NAV determined as of the Valuation Time in accordance with the valuation procedures of the Company, with the NAV of each Acquisition Share of each class to be delivered to the Acquired Fund being equal to the last determined NAV of such class of the Acquiring Fund;
(3)	The number of Acquisition Shares of each class (including fractional shares, if any) to be delivered to the Acquired Fund shall be determined by dividing the aggregate net assets attributable to the class of the Acquired Fund by the NAV per share of the corresponding class of the Acquiring Fund (determined in accordance with Section 3(e)(2) of this Plan), except that in determining the number of Class I shares of the Acquiring Fund to be delivered to the Class R shareholders of Government Exchange Reserves, the aggregate net assets attributable to the Class R shares of Government Exchange Reserves shall be divided by the NAV per share of the Class I shares of the Acquiring Fund; and
(4)	The Assets of the Acquired Fund shall be made available by the Acquired Fund to State Street Bank & Trust Company, as the custodian for the Acquiring Fund (the “Custodian”), for examination no later than five business days preceding the Valuation Time. On the Closing Date, such portfolio securities and all the Acquired Fund’s cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of the Custodian or shall be wired to an account pursuant to instructions provided by the Acquiring Fund.
(f)	Promptly after the Closing Date, the Acquired Fund will deliver to the Acquiring Fund a Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date.
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4.	Liquidation and Termination of the Acquired Fund, Registration of Acquisition Shares and Access to Records

The Acquired Fund and the Acquiring Fund also shall take the following steps, as applicable:

(a)	At or as soon as reasonably practical after the Effective Time, the Acquired Fund shall completely liquidate and terminate by transferring to its shareholders of record the Acquisition Shares it receives pursuant to this Plan. The Acquiring Fund shall establish accounts on its share records and note on such accounts the names of the former Acquired Fund shareholders and the amount of Acquisition Shares that former Acquired Fund shareholders are due based on their respective holdings of shares of the Acquired Fund as of the close of business on the Closing Date. The Acquiring Fund shall not issue certificates representing Acquisition Shares in connection with such exchange. All issued and outstanding shares in connection with such exchange will be simultaneously cancelled on the books of the Acquired Fund. Ownership of Acquisition Shares will be shown on the books of the Acquiring Fund’s transfer agent.

Following distribution by the Acquired Fund to its shareholders of all Acquisition Shares delivered to the Acquired Fund, the Acquired Fund shall wind up its affairs and shall take all steps as are necessary and proper to terminate its existence as soon as is reasonably possible after the Effective Time.

(b)	At and after the Closing Date, the Acquired Fund shall provide the Acquiring Fund and its transfer agent with immediate access to: (i) all records containing the names, addresses and taxpayer identification numbers of all of the Acquired Fund’s shareholders and the number and percentage ownership of the outstanding shares of the Acquired Fund owned by shareholders as of the Effective Time, and (ii) all original documentation (including all applicable Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Acquired Fund shareholders’ taxpayer identification numbers and their liability for or exemption from back-up withholding. The Acquired Fund shall preserve and maintain, or shall direct its service providers to preserve and maintain, records with respect to the Acquired Fund as required by Section 31 of, and Rules 31a-1 and 31a-2 under, the 1940 Act.
5.	Certain Representations and Warranties of the Acquired Fund

ABF, on behalf of itself or Government Reserves, as applicable, and Government Exchange Reserves, each represent and warrant (as applicable with respect to itself) to the Acquiring Fund as follows:

(a)	The Acquired Fund is duly organized, validly existing and in good standing under the laws of its state of organization. The Acquired Fund is registered with the SEC as an open-end management investment company under the 1940 Act, and the registration of the Acquired Fund’s shares under the 1933 Act will be in full force and effect as of the Effective Time.
(b)	The Acquired Fund has the power and all necessary federal, state and local qualifications and authorizations to own all of its Assets, to carry on its business, to enter into this Plan and to consummate the transactions contemplated herein.
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(c)	The Board of Trustees/Directors of the Acquired Fund has duly authorized the execution and delivery of this Plan and the transactions contemplated herein with respect to the Acquired Fund. Duly authorized officers of the Acquired Fund, have executed and delivered the Plan. The Plan represents a valid and binding contract of the Acquired Fund, enforceable against the Acquired Fund in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles. The execution and delivery of this Plan by the Acquired Fund does not, and the consummation of the transactions contemplated by this Plan will not, violate federal securities laws or laws of the state of organization of the Acquired Fund, or the Acquired Fund’s Charter or Bylaws or any material agreement to which the Acquired Fund is subject. Except for the approval of the Acquired Fund’s Board of Trustees/Directors, the Acquired Fund does not need to take any other action to authorize its officers to effectuate this Plan and the transactions contemplated herein on behalf of the Acquired Fund.
(d)	Government Reserves is a series of ABF that is treated as a separate corporation from each other series of ABF under Section 851(g) of the Code. The Acquired Fund has qualified as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code, and has been eligible for taxation under Section 852(b) of the Code, in respect of each taxable year since the commencement of its operations and intends to continue to qualify as a regulated investment company for its taxable year that includes the Closing Date.
(e)	The information pertaining to the Acquired Fund included within the N-14 Registration Statement when Part A of the N-14 Registration Statement is distributed to shareholders, at the Effective Time, insofar as it relates to the Acquired Fund, shall (i) comply in all material respects with the applicable provisions of the 1933 Act and the 1940 Act, and the rules and regulations thereunder and applicable state securities laws, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.
(f)	All issued and outstanding shares of the Acquired Fund are duly authorized and validly issued, and all such shares are fully paid and nonassessable and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws. There are no outstanding options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, and there are no securities convertible into shares of the Acquired Fund.
(g)	The Acquired Fund shall operate its business in the ordinary course between the date hereof and the Effective Time. Such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions referred to in Section 3(b) hereof.
(h)	At the Effective Time, the Acquired Fund will have good and marketable title to the Assets and full right, power and authority to assign, transfer, deliver and convey the Assets.
(i)	The Financial Statements of the Acquired Fund, a copy of which has been previously delivered to the Acquiring Fund, fairly present the financial position of the Acquired Fund as of the Acquired Fund’s most recent fiscal year-end and the results of the Acquired Fund’s operations and changes in the Acquired Fund’s net assets for the periods indicated.
(j)	To the knowledge of the Acquired Fund, the Acquired Fund has no liabilities, whether or not determined or determinable, other than the liabilities disclosed or provided for in its Financial Statements or liabilities incurred in the ordinary course of business subsequent to the date of the most recent Financial Statement referencing liabilities and reflected in its NAV.
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(k)	To the knowledge of the Acquired Fund, except as has been disclosed in writing to the Acquiring Fund, no claims, actions, suits, investigations or proceedings of any type are pending or threatened against the Acquired Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. Subject to the foregoing, there are no facts that the Acquired Fund has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against the Acquired Fund. The Acquired Fund is not a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect, its financial condition, results of operations, or the Assets or its ability to consummate the transactions contemplated by the Plan.
(l)	Except for agreements entered into or granted in the ordinary course of its business, in each case under which no material default exists, and this Plan, the Acquired Fund is not a party to or subject to any material contract or other commitments which, if terminated, may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payment for periods subsequent to the Closing Date will be due from the Acquired Fund.
(m)	The Acquired Fund has filed or will file its federal income tax returns, copies of which have been previously made available or will be made available to the Acquiring Fund, for all taxable years ending on or before the Closing Date, and has paid or will pay all taxes shown as due on such returns. All of the Acquired Fund's tax liabilities will have been adequately provided for on its books. No such return is currently under audit and no unpaid assessment has been asserted with respect to such returns. To the best of the Acquired Fund's knowledge, it will not have any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. The Acquired Fund will timely file its federal income tax return for each subsequent taxable year including its current taxable year.
(n)	Since the date of the Financial Statements of the Acquired Fund, there has been no material adverse change in the Acquired Fund’s financial condition, results of operations, business, or Assets. For this purpose, negative investment performance shall not be considered a material adverse change.
(o)	The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to the Acquiring Fund.
(p)	The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 3(e)(1) will not be acquired for the purpose of making any distribution thereof other than the Acquired Fund shareholders as provided in paragraph 3(e)(1).
(q)	The Acquired Fund, or its agent(s), (i) holds or has obtained a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be) or Form W-9, Request for Taxpayer Identification Number and Certification, for each Fund shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Acquired Fund to such shareholder, and/or (ii) has otherwise timely instituted any required backup withholding procedures with respect to such shareholder as provided by Section 3406 of the Code and the regulations thereunder.
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6.	Certain Representations and Warranties of the Acquiring Fund

The Company, on behalf of itself or the Acquiring Fund, as applicable, represents and warrants to the Acquired Fund as follows:

(a)	The Acquiring Fund is a duly established series of the Company, which is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland. The Company is registered with the SEC as an open-end management investment company under the 1940 Act and the registration of the Acquiring Fund shares under the 1933 Act will be in full force and effect as of the Effective Time.
(b)	The Company, on behalf of the Acquiring Fund, has the power and all necessary federal, state and local qualifications and authorizations to own all of its assets, to carry on its business, to enter into this Plan and to consummate the transactions contemplated herein.
(c)	The Board of Directors of the Company has duly authorized execution and delivery of this Plan and the transactions contemplated herein on behalf of the Company, on behalf of the Acquiring Fund. Duly authorized officers of the Acquiring Fund have executed and delivered the Plan. The Plan represents a valid and binding contract of the Company, on behalf of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles. The execution and delivery of this Plan by the Company does not, and the consummation of the transactions contemplated by this Plan will not, violate the federal securities laws or Maryland law or the Company’s Charter or Bylaws or any material agreement to which the Acquiring Fund is subject. Except for the approval of the Board of Directors of the Company, the Company does not need to take any other action to authorize its officers to effectuate the Plan and the transactions contemplated herein on behalf of the Acquiring Fund.
(d)	The Acquiring Fund is a separate series of the Company that is treated as a separate corporation from each other series of the Company under Section 851(g) of the Code. The Acquiring Fund has qualified as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code and is eligible for taxation under Section 852(b) of the Code for the taxable year that will include the Closing Date and expects to so qualify for each subsequent taxable year.
(e)	The N-14 Registration Statement when Part A of the N-14 Registration Statement is distributed to shareholders of the Acquired Fund, at the Effective Time, insofar as it relates to the Acquiring Fund, shall (i) comply in all material respects with the applicable provisions of the 1933 Act and the 1940 Act, and the rules and regulations thereunder and applicable state securities laws and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.
(f)	The Company has duly authorized and validly issued all issued and outstanding shares of the Acquiring Fund, and all such shares are fully paid and nonassessable and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws. The Acquiring Fund has duly authorized the Acquisition Shares referred to in Section 3(e) hereof to be issued and delivered to the Acquired Fund’s stockholders as of the Effective Time. When issued and delivered, such Acquisition Shares shall be validly issued, fully paid and nonassessable, and no shareholder of the Acquiring Fund shall have any preemptive right of subscription or purchase in respect of any such share. There are no outstanding options, warrants or other rights to subscribe for or purchase any Acquisition Shares, nor are there any securities convertible into Acquisition Shares.
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(g)	To the knowledge of the Acquiring Fund, except as has been disclosed in writing to the Acquired Fund, no claims, actions, suits, investigations or proceedings of any type are pending or threatened against the Acquiring Fund or any of its properties or assets or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. Subject to the foregoing, there are no facts that the Acquiring Fund currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against the Acquiring Fund. The Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect its financial condition, results of operations, its assets or its ability to consummate the transactions contemplated by this Plan.
(h)	Except for agreements entered into or granted in the ordinary course of its business, in each case under which no material default exists, the Acquiring Fund is not a party to or subject to any material contract, debt instrument, employee benefit plan, lease, franchise, license or permit of any kind or nature whatsoever.
(i)	The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.
7.	Conditions to the Obligations of the Acquiring Fund and the Acquired Fund

The obligations of the Acquiring Fund and the Acquired Fund with respect to the Acquisition shall be subject to the following conditions precedent:

(a)	The Acquiring Fund and the Acquired Fund shall have delivered to the other party a certificate dated as of the Closing Date and executed in its name by its Secretary or an Assistant Secretary, in a form reasonably satisfactory to the receiving party, stating that the representations and warranties of the Acquiring Fund or the Acquired Fund, as applicable, in this Plan that apply to the Acquisition are true and correct in all material respects at and as of the Valuation Time.
(b)	The Acquiring Fund and the Acquired Fund shall have performed and complied in all material respects with each of its representations and warranties required by this Plan to be performed or complied with by it prior to or at the Valuation Time and the Effective Time.
(c)	There shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquired Fund since the date of its most recent financial statement. Negative investment performance shall not be considered a material adverse change.
(d)	The Acquiring Fund and the Acquired Fund shall have received an opinion of Seward & Kissel LLP reasonably satisfactory to each of them, substantially to the effect that for federal income tax purposes:
(1)	the Acquisition will constitute a “reorganization” within the meaning of Section 368(a) of the Code and that each of the Acquiring Fund and the Acquired Fund will be “a party to a reorganization” within the meaning of Section 368(b) of the Code;
(2)	no gain or loss will be recognized by the Acquired Fund on the transfer of all of the Acquired Fund’s Assets to the Acquiring Fund solely in exchange for the Acquisition Shares and the assumption by the Acquiring Fund of the Liabilities, or upon the distribution of the Acquisition Shares to shareholders of the Acquired Fund;
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(3)	the tax basis in the hands of the Acquiring Fund of each Asset of the Acquired Fund will be the same as the tax basis of such Asset in the hands of the Acquired Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund on the transfer;
(4)	the holding period of each Asset of the Acquired Fund in the hands of the Acquiring Fund, other than Assets with respect to which gain or loss is required to be recognized, will include in each instance the period during which such Asset was held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an Asset);
(5)	no gain or loss will be recognized by the Acquiring Fund upon its receipt of the Assets of the Acquired Fund solely in exchange for Acquisition Shares and the assumption of the Liabilities;
(6)	no gain or loss will be recognized by the shareholders of the Acquired Fund upon the exchange of their Acquired Fund shares for Acquisition Shares as part of the Acquisition;
(7)	the aggregate tax basis of the Acquisition Shares that each shareholder of the Acquired Fund receives in the Acquisition will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor; and
(8)	each Acquired Fund shareholder’s holding period for the Acquisition Shares received in the Acquisition will include the period for which such shareholder held the Acquired Fund shares exchanged therefor, provided that the shareholder held such Acquired Fund shares as capital assets on the date of the exchange.

Notwithstanding the above, no opinion will be expressed with respect to the effect of the transaction on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

The opinion will be based on certain factual certifications made by officers of the Funds and will also be based on customary assumptions and subject to certain qualifications. The opinion is not a guarantee that the tax consequences of the Acquisition will be as described above.

Notwithstanding this subparagraph (e), Seward & Kissel LLP will express no view with respect to the effect of the Acquisition on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles. Each Fund shall agree to make and provide to Seward & Kissel LLP additional factual representations with respect to the Funds that are reasonably necessary to enable Seward & Kissel LLP to deliver the tax opinion. Notwithstanding anything in this Plan to the contrary, neither Fund may waive in any material respect the conditions set forth under this subparagraph (d).

(e)	The N-14 Registration Statement shall have become effective under the 1933 Act as to the Acquisition Shares, and the SEC shall not have instituted and, to the knowledge of the Acquiring Fund, is not contemplating instituting any stop order suspending the effectiveness of the N-14 Registration Statement.
(f)	No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, the Acquisition.
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(g)	The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the Acquisition under Section 25(c) of the 1940 Act.
(h)	Neither party shall have terminated this Plan with respect to the Acquisition pursuant to Section 12 of this Plan.
8.	Conditions to the Obligations of the Acquired Fund

The obligations of the Acquired Fund with respect to the Acquisition shall be subject to the following conditions precedent:

(a)	The Acquired Fund shall have received an opinion of Seward & Kissel LLP, counsel to the Company and the Acquiring Fund, in form and substance reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, substantially to the effect that:
(1)	The Acquiring Fund is a series of a corporation, and the corporation is duly incorporated and existing under and by virtue of the laws of the State of Maryland, is in good standing with the State Department of Assessments and Taxation of Maryland, and is an open-end management investment company registered under the 1940 Act;
(2)	This Plan has been duly authorized, executed and delivered by the Company, on behalf of the Acquiring Fund, and, assuming the N-14 Registration Statement referred to in Section 2 of this Plan does not contain any material misstatements or omissions, and assuming due authorization, execution and delivery of this Plan by the Acquired Fund, represents a legal, valid and binding contract, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and transfer and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and further subject to the application of equitable principles in any proceeding, whether at law or in equity or with respect to the enforcement of provisions of the Plan and the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate an implied covenant of good faith and fair dealing or would be commercially unreasonable or when default under the Plan is not material;
(3)	The Acquisition Shares to be delivered as provided for by this Plan are duly authorized and upon delivery will be validly issued, fully paid and nonassessable by the Acquiring Fund;
(4)	The execution and delivery of this Plan by the Company, on behalf of the Acquiring Fund, did not, and the consummation of the Acquisition will not, violate the Charter of the Company or the Bylaws; and
(5)	To the knowledge of such counsel, no consent, approval, authorization or order of any federal or state court or administrative or regulatory agency is required for the Company to enter into this Plan on behalf of the Acquiring Fund or carry out its terms, except those that have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and the rules and regulations under those Acts, if any, or that may be required under state securities laws or subsequent to the Effective Time or when the failure to obtain the consent, approval, authorization or order would not have a material adverse effect on the operation of the Company or the Acquiring Fund, as applicable.
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In rendering such opinion, Seward & Kissel LLP may (i) rely on the opinion of Venable LLP as to matters of Maryland law to the extent set forth in such opinion, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, (iv) define the word “knowledge” and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Plan and (v) rely on certificates of officers or directors of the Company as to factual matters.

(b)	The Acquired Fund shall have received a letter from AllianceBernstein L.P., the investment adviser to the Acquiring Fund and the Acquired Fund (the “Adviser”), with respect to insurance matters in form and substance satisfactory to the Acquired Fund.
9.	Conditions to the Obligations of the Company or the Acquiring Fund

The obligations of the Company or the Acquiring Fund, as applicable, with respect to the Acquisition shall be subject to the following conditions precedent:

(a)	The Company, on behalf of the Acquiring Fund, shall have received an opinion of Seward & Kissel LLP, counsel to the Acquired Fund, in form and substance reasonably satisfactory to the Company and dated as of the Closing Date, substantially to the effect that:
(1)	The Acquired Fund is duly organized, validly existing and in good standing under the laws of its state of organization and is an open-end management investment company registered under the 1940 Act;
(2)	This Plan has been duly authorized, executed and delivered by the Acquired Fund and, assuming the N-14 Registration Statement referred to in Section 2 of this Plan does not contain any material misstatements or omissions, and assuming due authorization, execution and delivery of this Plan by the Company, on behalf of the Acquiring Fund, represents a legal, valid and binding contract, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and transfer and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and further subject to the application of equitable principles in any proceeding, whether at law or in equity or with respect to the enforcement of provisions of the Plan and the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate an implied covenant of good faith and fair dealing or would be commercially unreasonable or when default under the Plan is not material;
(3)	The execution and delivery of this Plan by the Acquired Fund did not, and the consummation of the Acquisition will not, violate the Acquired Fund’s Charter or Declaration (together, the “Acquired Fund Charter”) or Bylaws, and no approval of the Plan by the shareholders of the Acquiring Fund is required under the Acquired Fund Charter, Bylaws or the laws of the state of organization of the Acquired Fund; and
(4)	To the knowledge of such counsel, no consent, approval, authorization or order of any federal or state court or administrative or regulatory agency is required for the Acquired Fund to enter into the Plan or carry out its terms, except those that have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and the rules and regulations under those Acts, if any, or that may be required under state securities laws or subsequent to the Effective Time or when the failure to obtain the consent, approval, authorization or order would not have a material adverse effect on the operation of the Acquired Fund.
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In rendering such opinion, Seward & Kissel LLP may (i) rely on the opinion of Dechert LLP as to matters of Massachusetts law and of Venable LLP as to matters of Maryland law, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, (iv) define the word “knowledge” and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Plan and (v) rely on certificates of officers or directors of the Acquired Fund as to factual matters.

(b)	The Company, on behalf of the Acquiring Fund, shall have received a letter from the Adviser agreeing to indemnify the Acquiring Fund in respect of certain liabilities of the Acquired Fund in form and substance satisfactory to the Company.
10.	Closing
(a)	The Closing shall be held at the offices of the Funds, 1345 Avenue of the Americas, New York, New York 10105, or at such other time or place as the parties may agree.
(b)	In the event that at the Valuation Time (a) the NYSE shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Time, this Plan may be terminated by either the Acquired Fund or the Acquiring Fund upon the giving of written notice to the other party.
(c)	The Acquiring Fund will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that Acquisition Shares issuable pursuant to the Acquisition have been credited to accounts established on the records of the Acquiring Fund in the name of the Acquired Fund's shareholders. After the Closing Date, the Acquiring Fund will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquisition Shares have been credited to open accounts in the names of the Acquired Fund shareholders.
(d)	At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by the Plan.
11.	Survival of Representations and Warranties
(a)	Except for Sections 5, 6, 13, 17, 18, 20, 21, 22 and 23, no representations, warranties or covenants in or pursuant to this Plan (including certificates of officers) shall survive the completion of the transactions contemplated herein.
(b)	Each party agrees to treat confidentially and as proprietary information of the other party all records and other information, including any information relating to portfolio holdings, of its Fund and not to use such records and information for any purpose other than the performance of its duties under the Plan; provided, however, that after prior notification of and written approval by party (which approval shall not be withheld if the other party would be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities having proper jurisdiction, and which approval shall not be withheld unreasonably in any other circumstance), the other party may disclose such records and/or information as so approved.
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12.	Termination of Plan

A majority of the Directors/Trustees of either the Company or the Acquired Fund may terminate this Plan with respect to the Acquiring Fund or the Acquired Fund, respectively, at any time before the applicable Effective Time if: (i) the conditions precedent set forth in Sections 7, 8 or 9 as appropriate, are not satisfied; or (ii) either the Board of Directors/Trustees of the Company or the Acquired Fund determines that the consummation of the Acquisition is not in the best interests of the Acquiring Fund or its shareholders, or the Acquired Fund or its shareholders, respectively, and gives notice of such termination to the other party.

13.	Governing Law

This Plan and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of New York, except to the extent preempted by federal law, without regard to conflicts of law principles.

14.	Brokerage Fees

Each party represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for in the Plan.

15.	Amendments

The Company, on behalf of the Acquiring Fund, and the Acquired Fund may, by agreement in writing authorized by its respective Board of Directors/Trustees, amend this Plan at any time. This Section shall not preclude the parties from changing the Closing Date or the Effective Time by mutual agreement.

16.	Waivers

At any time prior to the Closing Date, either party may by written instrument signed by it (i) waive the effect of any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the agreements, covenants or conditions made for its benefit contained herein. Any waiver shall apply only to the particular inaccuracy or requirement for compliance waived, and not any other or future inaccuracy or lack of compliance.

17.	Indemnification of Trustees/Directors

The Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the Acquired Fund's current and former Trustees/Directors and officers, acting in their capacities as such, under the Acquired Fund’s Charter and Bylaws as in effect as of the date of this Plan shall survive the Acquisition as obligations of the Company or the Acquiring Fund, as applicable, and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquiring Fund, its successors or assigns.

18.	Cooperation and Further Assurances

Each party will cooperate with the other in fulfilling its obligations under this Plan and will provide such information and documentation as is reasonably requested by the other in carrying out the Plan’s terms. Each party will provide such further assurances concerning the performance of its obligations hereunder and execute all documents for or in connection with the consummation of the Acquisition as, with respect to such assurances or documents, the other shall deem necessary or appropriate.

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19.	Updating of N-14 Registration Statement

If at any time prior to the Effective Time, a party becomes aware of any untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements made in the N-14 Registration Statement not misleading, the party discovering the item shall notify the other party and the parties shall cooperate in promptly preparing, filing and clearing with the SEC and, if appropriate, distributing to shareholders appropriate disclosure with respect to such item.

20.	Limitation on Liabilities

The obligations the Acquired Fund and the Acquiring Fund shall not bind any of the directors/trustees, shareholders, nominees, officers, employees or agents of the Acquired Fund or the Acquiring Fund personally, but shall bind only the Acquired Fund or the Acquiring Fund, as appropriate. The execution and delivery of this Plan by an officer of either party shall not be deemed to have been made by the officer individually or to impose any liability on the officer personally, but shall bind only the Acquired Fund or the Acquiring Fund, as appropriate.

21.	Termination of the Acquired Fund

If the parties complete the Acquisition, the Acquired Fund shall terminate its registration under the 1940 Act, the 1933 Act, and the 1934 Act and liquidate and terminate.

22.	Notices

Any notice, report, statement, certificate or demand required or permitted by any provision of the Plan shall be in writing and shall be given in person or by telecopy, certified mail or overnight express courier to:

For the Acquired Fund:

AB Government Exchange Reserves 1345 Avenue of the Americas New York, New York 10105 Attention: Secretary

OR

AB Bond Fund, Inc.—AB Government Reserves Portfolio 1345 Avenue of the Americas New York, New York 10105 Attention: Secretary

For the Acquiring Fund:

AB Fixed-Income Shares, Inc.— AB Government Money Market Portfolio 1345 Avenue of the Americas New York, New York 10105 Attention: Secretary

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23.	Expenses

The expenses relating to the Acquisition shall be paid proportionately by the Acquired Fund and the Acquiring Fund, allocated to each Fund based on its respective net assets as of the Valuation Time, except for legal expenses of the disinterested directors which will be approximately $15,000 for each Fund. Notwithstanding the foregoing, expenses relating to the Acquisition will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in a Fund’s failure to qualify for tax treatment as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent the Acquisition from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code.

24.	General

This Plan supersedes all prior agreements between the parties with respect to the subject matter hereof and may be amended only by a writing signed by both parties to the Acquisition. The headings contained in this Plan are for reference only and shall not affect in any way the meaning or interpretation of this Plan. Whenever the context so requires, the use in the Plan of the singular will be deemed to include the plural and vice versa. Nothing in this Plan, expressed or implied, confers upon any other person any rights or remedies under or by reason of this Plan. Neither party may assign or transfer any right or obligation under this Plan without the written consent of the other party.

The terms of this agreement shall apply separately with respect to each Acquired Fund.

In Witness Whereof, the parties hereto have executed this Plan as of the day and year first above written.

AB Government Exchange Reserves

Attest:

/s/	By:	/s/

Name:		Name:

Title:		Title

AB Bond Fund, Inc., on behalf of its series,

AB Government Reserves Portfolio

Attest:

/s/	By:	/s/

Name:		Name:

Title:		Title

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AB Fixed-Income Shares, Inc., on behalf of its series,

AB Government Money Market Portfolio

Attest:

/s/	By:	/s/

Name:		Name:

Title:		Title

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Annex A

Acquisitions

AB Government Exchange Reserves (Acquired Fund)	AB Government Money Market Portfolio (Acquiring Fund)
Class A	Class A
Class B	Class B
Class C	Class C
Advisor Class	Advisor Class
Class R	Class I*
Class K	Class K
Class I	Class I

*The Acquiring Fund does not offer, and does not intend to offer, Class R shares. Class R shareholders of Government Exchange Reserves will receive Class I shares of the Acquiring Fund in connection with the Acquisition.

AB Government Reserves Portfolio (Acquired Fund)	AB Government Money Market Portfolio (Acquiring Fund)
Class 1	Class 1

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APPENDIX B:

CERTAIN INFORMATION APPLICABLE TO SHARES OF THE ACQUIRING FUND

Acquired Fund shareholders will receive Class A, Class B, Class C, Advisor Class, Class K, Class I or Class 1 shares (the “Share Classes”), as applicable, of the Acquiring Fund through the Acquisition, as described in this Information Statement/Prospectus. Class R shareholders of the Acquired Fund will receive Class I shares of the Acquiring Fund. Each shareholder of the Acquired Fund will become the owner of the number of full and fractional Class A, Class B, Class C, Advisor Class, Class K, Class I or Class 1 shares of the Acquiring Fund having a NAV equal to the aggregate NAV of the shareholder’s Acquired Fund shares as of the Valuation Time (as such term is defined in the Information Statement/Prospectus). Investors may purchase shares of the Share Classes on any business day (i.e., any day that the NYSE is open for trading). The purchase of shares of the Share Classes is priced at the next-determined NAV after an order is received in proper form. Shareholders may "redeem" shares of any class of the Acquiring Fund (i.e., sell their shares to the Fund) on any day the NYSE is open, either directly or through a financial intermediary. The sale price will be the next-determined NAV, less any applicable contingent deferred sales charge (if any), after the Fund receives the redemption request in proper form. Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different ongoing distribution expenses.

The Acquiring Fund currently offers Class AB and Institutional Class shares and will begin to offer Class A, Class B, Class C, Advisor Class, Class K, Class I and Class 1 shares at the time of the Acquisition. The following provides information on Class A, Class B, Class C, Advisor Class, Class K, Class I and Class 1 shares.

Additional information regarding the Share Classes, including more detailed information about the purchase and redemption procedures for the Share Classes, is available in the Acquiring Fund’s prospectus.

HOW TO BUY SHARES

The purchase of the Acquiring Fund’s shares is priced at the next determined NAV after your order is received in proper form.

Class A, Class B and Class C Shares—Shares Available to Retail Investors

Sales of Class B shares of the Acquiring Fund to new investors are not permitted. Class B shares may only be purchased (i) by existing Class B shareholders, (ii) through exchange of Class B shares from another AB Mutual Fund, or (iii) as otherwise described below.

You may purchase the Acquiring Fund’s Class A and Class C shares for cash through financial intermediaries, such as broker-dealers or banks. You may also purchase shares directly from the Acquiring Fund’s principal underwriter, AllianceBernstein Investments, Inc., or ABI, only if you have a financial intermediary of record. You may also purchase the Acquiring Fund’s shares through exchange if you hold shares of other AB Mutual Funds.  Under the AllianceBernstein Dollar Cost Averaging Program, exchanges may be made automatically each month, thus producing a dollar cost averaging effect.

Purchases Minimums and Maximums

Minimums:*

—Initial:	$ 2,500
—Subsequent:	$ 50

* Purchase minimums may not apply to some accounts established in connection with the Automatic Investment Program and to some retirement-related investment programs. These investment minimums also do not apply to persons participating in a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary.

Maximum Individual Purchase Amount:

—Class A shares	None
—Class B shares	$ 100,000
—Class C shares	$ 1,000,000

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Other Purchase Information

Your broker or financial advisor must receive your purchase request by the Fund Closing Time, which is the close of regular trading on any day the Exchange is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) and submit it to the Acquiring Fund by a pre-arranged time for you to receive the next-determined NAV.

If you are an existing Acquiring Fund shareholder and you have completed the appropriate section of the Mutual Fund Application, you may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding $500,000 (except Institutional Class). AllianceBernstein Investor Services, Inc., or ABIS, must receive and confirm telephone requests before the Fund Closing Time to receive that day’s public offering price. Call 800-221-5672 to arrange a transfer from your bank account.

Shares of the Acquiring Fund are generally available for purchase in the United States, Puerto Rico, Guam, American Samoa and the U.S. Virgin Islands. Except to the extent otherwise permitted by the Acquiring Fund, the Acquiring Fund will only accept purchase orders directly from U.S. citizens with a U.S. address (including an APO or FPO address) or resident aliens with a U.S. address (including an APO or FPO address) and a U.S. taxpayer identification number (i.e., W-9 tax status). Subject to the requirements of local law applicable to the offering of Acquiring Fund shares, U.S. citizens (i.e., W-9 tax status) residing in foreign countries are permitted to purchase shares of the Acquiring Fund through their accounts at U.S. registered broker/dealers and other similar U.S. financial intermediaries, provided the broker-dealer or intermediary has an agreement with the Acquiring Fund’s distributor permitting it to accept orders for the purchase and sale of Acquiring Fund shares.

The Acquiring Fund will not accept purchase orders (including orders for the purchase of additional shares) from foreign persons or entities or from resident aliens who, to the knowledge of the Acquiring Fund, have reverted to non-resident status (e.g., a resident alien who has a non-US address at time of purchase).

Tax-Deferred Accounts

Class A shares are available to the following tax-deferred arrangements:

•	Traditional and Roth IRAs (the minimums listed in the table above apply);
•	SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans; and

•	AllianceBernstein-sponsored Coverdell Education Savings Accounts ($2,000 initial investment minimum, $150 automatic investment program monthly minimum).

Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and 100 employees and to group retirement plans with plan assets of less than $1,000,000.

Advisor Class Shares

You may purchase Advisor Class shares through your financial advisor at NAV. Advisor Class shares may be purchased and held solely:

•	through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI;

•	through a defined contribution employee benefit plan (e.g., a 401(k) plan) that purchases shares directly without the involvement of a financial intermediary; and

•	by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Acquiring Fund.

Advisor Class shares may also be available on brokerage platforms of firms that have agreements with ABI to offer such shares when acting solely on an agency basis for the purchase or sale of such shares. If you transact in Advisor Class shares through one of these programs, you may be required to pay a commission and/or other forms of compensation to the broker. Shares of the Acquiring Fund are available in other share classes that have different fees and expenses.

The Acquiring Fund’s SAI has more detailed information about who may purchase and hold Advisor Class shares.

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Class A, Class K and Class I Shares—Shares Available to Group Retirement Plans

 Class A, Class K and Class I shares are available at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Acquiring Fund (“group retirement plans”).

Class A shares are also available at NAV to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans but only if such plans have at least $250,000 in plan assets or 100 employees, and to certain defined contribution retirement plans that do not have plan level or omnibus accounts on the books of the Acquiring Fund.

Class I shares are also available to certain institutional clients of the Adviser who invest at least $2,000,000 in the Acquiring Fund and to shareholders who hold Class R shares of Government Exchange Reserves.

Class A, Class K and Class I shares are also available to certain AllianceBernstein-sponsored group retirement plans. Class K and Class I shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Class I shares are not currently available to group retirement plans in the AllianceBernstein-sponsored programs known as the “Informed Choice” programs.

Required Information

The Acquiring Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). The Acquiring Fund may also ask to see other identifying documents. If you do not provide the information, the Acquiring Fund will not be able to open your account. If the Acquiring Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or, if the Acquiring Fund believes it has identified potentially criminal activity, the Acquiring Fund reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or resident alien, your account must be affiliated with a Financial Industry Regulatory Authority, or FINRA, member firm.

The Acquiring Fund is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Acquiring Fund with his or her correct taxpayer identification number. To avoid this, you must provide your correct taxpayer identification number on your Mutual Fund Application.

General

IRA custodians, plan sponsors, plan fiduciaries, plan record-keepers, and other financial intermediaries may establish their own eligibility requirements as to the purchase, sale or exchange of Acquiring Fund shares, including minimum and maximum investment requirements. The Acquiring Fund is not responsible for, and has no control over, the decisions of any plan sponsor, fiduciary or other financial intermediary to impose such differing requirements. ABI or Bernstein may refuse any order to purchase shares. The Acquiring Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

Class 1 Shares

Class 1 shares are generally sold only to the private clients (“Clients”) of Sanford C. Bernstein & Co. LLC (“Bernstein”) by Bernstein Advisors and to certain institutional clients of the Adviser. The Adviser may permit certain larger investors who are not Clients or institutional clients of the Adviser to invest in Class 1 shares. The minimum initial investment for Class 1 shares is $100,000. The Adviser reserves the right to waive the investment minimum on Class 1 shares. There is no minimum amount for subsequent investments in the Acquiring Fund although the Acquiring Fund reserves the right to impose a minimum investment amount. There is no minimum amount for reinvestment of dividends and distributions declared by the Acquiring Fund in the shares of the Acquiring Fund.

Unless you inform us otherwise, in January and June of each year, the cash balances in any account carried by Bernstein that is invested solely in the Acquiring Fund will be invested in the Acquiring Fund without regard to the minimum investment requirement.

B-3

Generally, to purchase Class 1 shares, you must open a discretionary account through a Bernstein Advisor (unless you currently have an account with Bernstein) and pay for the requested shares. With respect to discretionary accounts, Bernstein has the authority and responsibility to formulate an investment strategy on your behalf, including which securities to buy and sell, when to buy and sell, and in what amounts, in accordance with agreed-upon objectives. Procedures relating to discretionary accounts are outlined in the Bernstein Investment Management Services and Policies brochure available on the Bernstein website at www.Bernstein.com. These procedures may not apply to certain institutional clients of the Adviser.

Payment may be made by wire transfer or check. All checks should be made payable to the Acquiring Fund. Payment must be made in U.S. Dollars. All purchase orders will be confirmed in writing.

THE DIFFERENT SHARE CLASS EXPENSES

This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service (Rule 12b-1) fees and/or CDSCs. Only Class A shares offer Quantity Discounts, as described below.

Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees

WHAT IS A RULE 12b-1 FEE?

A Rule 12b-1 fee is a fee deducted from the Acquiring Fund’s assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The Acquiring Fund has adopted a plan under Commission Rule 12b-1 under the Investment Company Act of 1940 that allows the Acquiring Fund to pay asset-based sales charges or distribution and/or service (Rule 12b-1) fees for the distribution and sale of its shares. The amount of each share class’s Rule 12b-1 fee, if any, is disclosed below and in the Acquiring Fund’s fee table.

The amount of these fees for each class of the Fund’s shares is:

Distribution and/or Service (Rule 12b-1) Fee (as a Percentage of Aggregate Average Daily Net Assets)
Class A	.25%
Class B	1.00%
Class C	.75%
Advisor Class	None
Class K	.25%
Class I	None
Class 1.10%

Because these fees are paid out of the Acquiring Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher Rule 12b-1 fees than Class A or Class K shares. Class B shares are subject to these higher fees for a period of eight years, after which they convert to Class A shares. Class C shares are subject to these higher fees for a period of ten years, after which they convert to Class A shares. Because higher fees mean a higher expense ratio, Class B and Class C shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class A shares. All or some of these fees may be paid to financial intermediaries, including your financial advisor’s firm.

Sales Charges

Class A Shares. Class A shares offer investors the choice of investing pending an investment by exchange into Class A shares of another AB Mutual Fund. You can purchase Class A shares for cash at NAV without an initial sales charge. Your investment will, however, be subject to a sales charge upon exchange of your Class A shares for the Class A shares of other AB Mutual Funds with sales charges.

The initial sales charge you pay each time you purchase Class A shares upon exchange for the Class A shares of another AB Mutual Fund differs depending on the amount you invest and may be reduced or eliminated for larger purchases as indicated below. These discounts, which are also known as Breakpoints or Quantity Discounts, can reduce or, in some cases, eliminate the initial sales charges that would otherwise apply to your investment in Class A shares.

B-4

The sales charge schedule of Class A share Quantity Discounts is as follows:

	Initial Sales Charge
Amount Purchased	as % of Net Amount Invested	As % of Offering Price
Up to $100,000	4.44%	4.25%
$100,000 up to $250,000	3.36	3.25
$250,000 up to $500,000	2.30	2.25
$500,000 up to $1,000,000	1.78	1.75
$1,000,000 and above	0.00	0.00

Purchases of Class A shares in the amount of $1,000,000 or more will be subject to a CDSC of up to 1% if you redeem your shares within 1 year. The CDSC also will apply to any Class A shares purchased by exchange for Class A shares of another AB Mutual Fund that did not have an initial sales charge because the purchase was for $1,000,000 or more. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the Acquiring Fund’s Class A shares.

Class B Shares. Sales of Class B shares of the Acquiring Fund to new investors are not permitted. Class B shares may only be purchased (i) by existing Class B shareholders, (ii) through exchange of Class B shares from another AB Mutual Fund, or (iii) as otherwise described below.

The purchase of Class B shares for cash is permitted for additional contributions from existing AllianceBernstein prototype IRAs, qualified plans and other corporate retirement plans who are existing Class B shareholders of the Fund at NAV (subject to the limitations on the sale of Class B shares described above) without an initial sales charge. This means that the full amount of a purchase is invested in the Acquiring Fund. The investment, however, is subject to a CDSC if you redeem shares within four years of purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts for Class B shares are:

Years Since Purchase	CDSC
First	4.0%
Second	3.0%
Third	2.0%
Fourth	1.0%
Fifth and thereafter	None

If you exchange your shares for the Class B shares of another AB Mutual Fund, the CDSC also will apply to the Class B shares received. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares.

Class B shares that were purchased for cash automatically convert to Class A shares eight years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another AB Mutual Fund, the conversion period runs from the date of your original purchase. If you purchase the Acquiring Fund’s Class B shares by exchange from another AB Mutual Fund, your shares convert to Class A shares eight years after the date of the original purchase, not the date of exchange for the Fund’s Class B shares.

Class C Shares. Class C shares offer investors the choice of investing pending an investment by exchange into Class C shares of another AB Mutual Fund. You can purchase Class C shares for cash at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Acquiring Fund. Your investment is subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another AB Mutual Fund, the 1% CDSC also will apply to the Class C shares received. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.

Class C shares purchased for cash automatically convert to Class A shares ten years after the end of the month of your purchase. If you purchase shares by exchange for the Class C shares of another AB Mutual Fund, the conversion period runs from the date of your original purchase.

B-5

HOW IS THE CDSC CALCULATED?

The CDSC is applied to the lesser of NAV at the time of redemption or the original cost of shares being redeemed (or, as to Acquiring Fund shares acquired through an exchange, the cost of the AB Mutual Fund shares originally purchased for cash). This means that no sales charge is assessed on increases in NAV above the initial purchase price. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. In determining the CDSC, it will be assumed that the redemption is, first, of any shares not subject to a CDSC and, second, of shares held the longest.

Advisor Class, Class K, Class I and Class 1 Shares. These classes of shares are not subject to any initial sales charge or CDSC, although your financial advisor may charge a fee.

SALES CHARGE REDUCTION PROGRAMS FOR CLASS A SHARES

This section includes important information about sales charge reduction programs available to investors in Class A shares of other AB Mutual Funds that charge an initial sales charge (“Sales Charge Funds”) into which you may exchange your Class A shares of the Acquiring Fund and describes information or records you may need to provide to those Sales Charge Funds or your financial intermediary in order to be eligible for sales charge reduction programs. Your financial intermediary may have different policies and procedures regarding eligibility for sales charge reduction programs. See Appendix B1—Financial Intermediary Waivers.

Information about Quantity Discounts and sales charge reduction programs also is available free of charge and in a clear and prominent format on our website at www. abfunds.com (click on “Investments—Mutual Funds”, select the Sales Charge Fund, then click on “More Literature—Understanding Sales Charges & Expenses”).

Rights of Accumulation

To determine if a new investment in Class A shares is eligible for a Quantity Discount, a shareholder can combine the value of the new investment in a Sales Charge Fund with the higher of cost or NAV of existing investments in that Sales Charge Fund, any other AB Mutual Fund and AB Institutional Funds. The AB Mutual Funds use the current NAV of your existing investments when combining them with your new investment.

Combined Purchase Privileges

A shareholder may qualify for a Quantity Discount by combining purchases of shares of a Sales Charge Fund into a single “purchase”. A “purchase” means a single purchase or concurrent purchases of shares of the Sales Charge Fund Fund or any other AB Mutual Fund, including AB Institutional Funds, by:

•	an individual, his or her spouse or domestic partner, or the individual’s children under the age of 21 purchasing shares for his, her or their own account(s);
•	a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved;
•	the employee benefit plans of a single employer; or
•	any company that has been in existence for at least six months or has a purpose other than the purchase of shares of the Sales Charge Fund.
B-6

Letter of Intent

An investor may not immediately invest a sufficient amount to reach a Quantity Discount, but may plan to make one or more additional investments over a period of time that, in the end, would qualify for a Quantity Discount. For these situations, a Sales Charge Fund may offer a Letter of Intent, which permits new investors to express the intention, in writing, to invest at least $100,000 in Class A shares of the Fund or any AB Mutual Fund within 13 months. The Sales Charge Fund will then apply the Quantity Discount to each of the investor’s purchases of Class A shares that would apply to the total amount stated in the Letter of Intent. In the event an existing investor chooses to initiate a Letter of Intent, the AB Mutual Funds will use the higher of cost or current NAV of the investor’s existing investments and of those accounts with which investments are combined via Combined Purchase Privileges toward the fulfillment of the Letter of Intent. For example, if the combined cost of purchases totaled $80,000 and the current NAV of all applicable accounts is $85,000 at the time a $100,000 Letter of Intent is initiated, the subsequent investment of an additional $15,000 would fulfill the Letter of Intent. If an investor fails to invest the total amount stated in the Letter of Intent, the Sales Charge Fund will retroactively collect the sales charge otherwise applicable by redeeming shares in the investor’s account at their then current NAV. Investors qualifying for Combined Purchase Privileges may purchase shares under a single Letter of Intent.

Required Shareholder Information and Records

In order for shareholders to take advantage of sales charge reductions, a shareholder or his or her financial intermediary must notify the Sales Charge Fund that the shareholder qualifies for a reduction. Without notification, the Sales Charge Fund is unable to ensure that the reduction is applied to the shareholder’s account. A shareholder may have to provide information or records to his or her financial intermediary or the Sales Charge Fund to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Sales Charge Fund or other Sales Charge Funds held in:

•	all of the shareholder’s accounts at the Sales Charge Fund or a financial intermediary; and
•	accounts of related parties of the shareholder, such as members of the same family, at any financial intermediary.

CDSC WAIVERS AND OTHER PROGRAMS

Here Are Some Ways To Avoid Or Minimize Charges On Redemption.

CDSC Waivers

The Acquiring Fund will waive the CDSCs on redemptions of shares in the following circumstances, among others:

•	permitted exchanges of shares;
•	following the death or disability of a shareholder;
•	if the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 70- 1/2; or
•	if the redemption is necessary to meet a plan participant’s or beneficiary’s request for a distribution or loan from a group retirement plan or to accommodate a plan participant’s or beneficiary’s direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan.

Please see the Acquiring Fund’s SAI for a list of additional circumstances under which the Fund will waive the CDSCs on redemptions of shares.

Your financial intermediary may have different policies and procedures regarding eligibility for CDSC waivers. See Appendix B1—Financial Intermediary Waivers.

Other Programs

Class A shareholders may be able to purchase additional Class A shares with a reduced or eliminated sales charge through the following AB programs: Dividend Reinvestment Program, Dividend Direction Plan and Reinstatement Privilege, as described below.

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Dividend Reinvestment Program

Unless you specifically have elected to receive dividends or distributions in cash, they will automatically be reinvested, without an initial sales charge or CDSC, in the same class of additional shares of the Acquiring Fund. If you elect to receive distributions in cash, you will only receive a check if the amount of the distribution is equal to or exceeds $25.00. Distributions of less than $25.00 will automatically be reinvested in shares of the Acquiring Fund. To receive distributions of less than $25.00 in cash, you must have bank instructions associated to your account so that distributions can be delivered to you electronically via Electronic Funds Transfer using the Automated Clearing House or “ACH”. In addition, the Acquiring Fund may reinvest your distribution check (and future checks) in additional shares of the Acquiring Fund if your check (i) is returned as undeliverable or (ii) remains uncashed for nine months.

Dividend Direction Plan

A shareholder who already maintains accounts in more than one AB Mutual Fund may direct the automatic investment of income dividends and/or capital gains by one Fund, in any amount, without the payment of any sales charges, in shares of any eligible class of one or more other AB Mutual Fund(s) at which the shareholder maintains an account.

Automatic Investment Program

The Automatic Investment Program allows investors in Class A and Class C shares to purchase shares of the Acquiring Fund through pre-authorized transfers of funds from the investor’s bank account. Under the Automatic Investment Program, an investor may (i) make an initial purchase of at least $2,500 and invest at least $50 monthly or (ii) make an initial purchase of less than $2,500 and commit to a monthly investment of $200 or more until the investor’s account balance is $2,500 or more. Please see the Acquiring Fund’s SAI for more details.

Reinstatement Privilege

A shareholder who has redeemed all or any portion of his or her Class A shares of any Sales Charge Fund may reinvest all or any portion of the proceeds from the redemption in Class A shares of any AB Mutual Fund at NAV, if the reinvestment is made within 120 calendar days after the redemption date. This privilege is not available to shareholders that purchased the Sales Charge Fund’s shares directly from the Fund without paying a sales charge rather than by exchange from another AB Mutual Fund.

Systematic Withdrawal Plan

The Acquiring Fund offers a systematic withdrawal plan that permits the redemption of Class A, Class B or Class C shares without payment of a CDSC. Under this plan, redemptions equal to 1% a month, 2% every two months or 3% a quarter of the value of the Acquiring Fund account would be free of a CDSC. Shares would be redeemed so that Class B shares not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) would be redeemed first and Class B shares that are held the longest would be redeemed next. For Class A and Class C shares, shares held the longest would be redeemed first.

A systematic withdrawal plan for Class 1 shares enables shareholders to sell shares automatically at regular monthly intervals. In general, this systematic withdrawal plan is available only to shareholders who own shares worth $25,000 or more. The proceeds of these sales will be sent directly to you or your designee. The use of this service is at the Acquiring Fund’s discretion. For further information, call your Bernstein Advisor at (212) 486-5800.

CHOOSING A SHARE CLASS

Each share class represents an interest in the same portfolio of securities, but each class has its own sales charge and expense structure allowing you to choose the class that best fits your situation. In choosing a class of shares, you should consider:

•	whether you intend to subsequently exchange your shares for shares of another AB Mutual Fund;
•	the amount you intend to invest;
•	how long you expect to own shares;
•	expenses associated with owning a particular class of shares; and
•	whether a share class is available for exchange in another AB Mutual Fund.
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Among other things, Class A shares, with their lower Rule 12b-1 fees, are designed for investors with a long-term investing time frame. Class C shares should not be considered as a long-term investment because they are subject to a higher distribution fee for ten years. Class C shares do not, however, have an initial sales charge or a CDSC so long as the shares are held for one year or more. Class C shares are designed for investors with a short-term investing time frame.

A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent or other financial intermediary, with respect to the purchase, sale or exchange of Class A, Class B, Class C, Advisor Class or Class 1 shares made through your financial advisor. Financial intermediaries, a fee-based program, or, for group retirement plans, a plan sponsor or plan fiduciary, also may impose requirements on the purchase, sale or exchange of shares that are different from, or in addition to, those described in this Prospectus and the Acquiring Fund’s SAI, including requirements as to the minimum initial and subsequent investment amounts. In addition, group retirement plans may not offer all classes of shares of the Acquiring Fund. The Acquiring Fund is not responsible for, and has no control over, the decision of any financial intermediary, plan sponsor or fiduciary to impose such differing requirements.

You should consult your financial advisor for assistance in choosing a class of Fund shares.

PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS

Financial intermediaries market and sell shares of the Acquiring Fund. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Acquiring Fund. This compensation is paid from various sources, including any CDSC and/or Rule 12b-1 fee that you or the Acquiring Fund may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

WHAT IS A FINANCIAL INTERMEDIARY?

A financial intermediary is a firm that receives compensation for selling shares of the Acquiring Fund offered in this Prospectus and/or provides services to the Acquiring Fund’s shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisor, banks, pension plan consultants and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.

All or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may pay these financial intermediaries a fee of up to 1% on purchases of $1,000,000 or more or for AllianceBernstein Link, AllianceBernstein SIMPLE IRA plans with more than $250,000 in assets or for purchases made by certain other retirement plans.

ABI may pay, at the time of your purchase, a commission to financial intermediaries in an amount equal to 4% of your investment for sales of Class B shares and an amount equal to 1% of your investment for sales of Class C shares.

For Class A, Class C and Class K shares, up to 100% and, for Class B shares, up to 30% of the Rule 12b-1 fees applicable to these classes of shares each year may be paid to financial intermediaries.

In the case of Advisor Class shares, your financial advisor’s firm may charge ongoing fees or transactional fees.

Your financial advisor’s firm receives compensation from the Acquiring Fund, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

– Rule 12b-1 fees;

– additional distribution support;

– defrayal of costs for educational seminars and training; and

– payments related to providing shareholder recordkeeping and/or transfer agency services.

Please read this Prospectus carefully for information on this compensation.

B-9

Other Payments for Distribution Services and Educational Support

In addition to the commissions paid to or charged by financial intermediaries at the time of sale and Rule 12b-1 fees, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AB Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AB Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments for distribution analytical data regarding AB Mutual Fund sales by financial advisors of these firms and to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AB Mutual Funds for the firms’ employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of “ticket” or other transactional charges.

For 2017, ABI’s additional payments to these firms for distribution services and educational support related to the AB Mutual Funds are expected to be approximately 0.06% of the average monthly assets of the AB Mutual Funds, or approximately $23 million. In 2016, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $21 million for distribution services and educational support related to the AB Mutual Funds.

A number of factors are considered in determining the additional payments, including each firm’s AB Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AB Mutual Funds on a “preferred list”. ABI’s goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AB Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

The Acquiring Fund and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AB Mutual Fund shares. Please see “Management of the Fund—Transfer Agency and Retirement Plan Services” below. These expenses paid by the Acquiring Fund are included in “Other Expenses” under “Fees and Expenses of the Fund—Annual Operating Expenses” in the Summary Information at the beginning of this Prospectus.

If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Acquiring Fund, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

As of the date of this Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

AIG Advisor Group

Ameriprise Financial Services

AXA Advisors

Cadaret, Grant & Co.

Citigroup Global Markets

Citizens Securities

Commonwealth Financial Network

Donegal Securities

Institutional Cash Distributors (ICD)

JP Morgan Securities

Lincoln Financial Advisors Corp.

Lincoln Financial Securities Corp.

LPL Financial

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Merrill Lynch

Morgan Stanley

Northwestern Mutual Investment Services

PNC Investments

Raymond James

RBC Wealth Management

Robert W. Baird

Santander Securities

SunTrust Bank

UBS Financial Services

US Bancorp Investments

Wells Fargo Advisors

Although the Fund may use brokers and dealers that sell shares of the Fund to effect portfolio transactions, the Acquiring Fund does not consider the sale of AB Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

HOW TO EXCHANGE SHARES

You may exchange your Acquiring Fund shares for shares of the same class of other AB Mutual Funds provided that the other fund offers the same class of shares. All exchanges are subject to the minimum investment restrictions set forth in the prospectus for the AB Mutual Fund whose shares are being acquired. Your exchange of shares is priced at the next-determined NAV, including any applicable sales charges, after your order is received in proper form. You may request an exchange by mail or telephone. In order to receive a day’s NAV, ABIS must receive and confirm your telephone exchange request by the Fund Closing Time on that day. Except with respect to exchanges of Class A, Class B, Class C, Class K, Class I or Class 1 shares of a Portfolio for Advisor Class shares of the same Portfolio, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The Acquiring Fund may modify, restrict, or terminate the exchange privilege on 60 days’ written notice.

HOW TO SELL OR REDEEM SHARES OF THE ACQUIRING FUND

You may “redeem” your shares (i.e., sell your shares to the Acquiring Fund) on any day the Exchange is open, either directly or through your financial intermediary. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Acquiring Fund receives your redemption request in proper form.

•	Institutional Accounts Held Directly with the Acquiring Fund. If your redemption request is received in proper form by the Acquiring Fund by the Fund Closing Time, proceeds are normally sent the same business day.
•	Accounts Held Through a Financial Intermediary. If your redemption request is received in proper form by your financial intermediary prior to the Fund Closing Time, proceeds are normally sent to the financial intermediary on the next business day after settlement of the order. If you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial advisor.
•	Class 1 Shares. You may redeem your Class 1 shares on any day the Exchange is open by sending a written request to Bernstein or your Bernstein Advisor. Your signature must appear on your written redemption order and must be guaranteed by a financial institution that meets Bernstein’s requirements (such as a commercial bank that is a member of the FDIC, a trust company, a member firm of a domestic securities exchange or other institution). An authorized person at the guarantor institution must sign the guarantee and “Signature Guaranteed” must appear with the signature. Signature guarantees by notaries or institutions that do not provide reimbursement in the case of fraud are not acceptable. Signature guarantees may be waived by Bernstein in certain instances. Bernstein may waive the requirement that a redemption request must be in writing. Bernstein may request further documentation from corporations, executors, administrators, trustees or guardians. The sales proceeds will be held in your account with Bernstein unless you have previously provided alternative written instructions.

While not expected, payment of redemption proceeds may take up to seven days from the day your request is received in proper form by the Acquiring Fund by the Fund Closing Time. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Acquiring Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 10 days).

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The Acquiring Fund expects, under normal circumstances, to use cash or cash equivalents held by the Fund to satisfy redemption requests. The Acquiring Fund may also determine to sell portfolio assets to meet such requests. Under certain circumstances, including stressed market conditions, the Acquiring Fund may determine to pay a redemption request by distributing wholly or partly in kind securities from its portfolio, instead of cash.

The Acquiring Fund may suspend the right of redemption or postpone the payment date at times when the Exchange is closed, or during certain other periods as permitted under the federal securities laws.

Selling Shares Through Your Broker or Financial Advisor

Your broker or financial advisor must receive your sales request by the Fund Closing Time and submit it to the Acquiring Fund by a prearranged time for you to receive that day’s NAV, less any applicable CDSC. Your broker or financial advisor is responsible for submitting all necessary documentation to the Acquiring Fund and may charge you a fee for this service.

Selling Shares Directly to the Acquiring Fund By Mail

•	Send a signed letter of instruction or stock power, along with certificates, to:

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

•	For certified or overnight deliveries, send to:

AllianceBernstein Investor Services, Inc.

8000 IH 10 W, 4th floor

San Antonio, TX 78230

•	For your protection, a bank, a member firm of a national stock exchange, or other eligible guarantor institution, must guarantee signatures. Stock power forms are available from your financial intermediary, ABIS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact ABIS.

By Telephone

•	You may redeem your shares for which no stock certificates have been issued by telephone request. Call ABIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.
•	ABIS must receive and confirm a telephone redemption request by the Fund Closing Time for you to receive that day’s NAV, less any applicable CDSC.
•	For your protection, ABIS will request personal or other information from you to verify your identity and will generally record the calls. Neither the Acquiring Fund nor the Adviser, ABIS, ABI or other Acquiring Fund agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on your behalf that ABIS reasonably believes to be genuine.
•	If you have selected electronic funds transfer in your Mutual Fund Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.
•	Redemption requests by electronic funds transfer or check may not exceed $100,000 per Acquiring Fund account per day (except Institutional Class).
•	Telephone redemption is not available for shares held in nominee or “street name” accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

Other

Purchases and redemptions in the Acquiring Fund will be executed at the Fund Closing Time. Investments receive the full dividend for a day if an order and Federal funds or bank wire monies are received by ABIS, the Acquiring Fund’s transfer agent, by that time for the Acquiring Fund on that day.

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FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The AB mutual funds’ Directors have adopted policies and procedures designed to detect and deter frequent purchases and redemptions of AB mutual fund shares or excessive or short-term trading that may disadvantage long-term fund shareholders. As a money market fund that seeks to maintain a constant NAV of $1.00 per share, the Acquiring Fund is not an effective vehicle for short-term trading activity. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason.

HOW THE FUND VALUES ITS SHARES

The Acquiring Fund’s NAV, which is the price at which shares of the Acquiring Fund are sold and redeemed, is expected to be constant at $1.00 per share, although this price is not guaranteed. The NAV is calculated on any day the Exchange is open at the close of regular trading (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). Generally, the NAV is not calculated, and purchase and redemption orders are not accepted, on days that the Exchange is closed; however, the Acquiring Fund may elect to, but is not required to, remain open for the purposes of processing certain transactions (excluding exchanges into and out of the Acquiring Fund) and calculating the NAV even on days that the Exchange is closed in the following circumstances:

1)	The Federal Reserve System is open;
2)	The primary trading markets for the Acquiring Fund’s portfolio instruments are open; and
3)	The Adviser believes there is an adequate market to meet purchase and redemption requests.

The calculation of NAV in such circumstances will ordinarily be made when the Acquiring Fund closes for business on that day.

To calculate NAV, the Acquiring Fund’s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Acquiring Fund values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Portfolio’s net income is calculated at the Portfolio Closing Time, and paid as dividends to shareholders. The dividends are automatically invested in additional shares in your account. These additional shares are entitled to dividends on the following days resulting in compounding growth of income.

The Portfolio expects that its distributions will primarily consist of net income, or, if any, short-term capital gains as opposed to long-term capital gains. For Federal income tax purposes, the Portfolio’s dividend distributions of net income (or short-term capital gains) that are not tax-exempt will be taxable to you as ordinary income. Any distributions attributable to long-term capital gains of the Portfolio may be taxable to you as long-term capital gains. The Portfolio’s distributions also may be subject to certain state and local taxes.

Each year shortly after December 31, the Portfolio will send tax information to shareholders stating the amount and type of all of its distributions for the year. The Portfolio is required to withhold 28% of taxable dividends, capital gains distributions, if any, and redemptions paid to shareholders who have not provided the Portfolio with their correct taxpayer identification number. To avoid this, a shareholder must provide a correct taxpayer identification number.

You are encouraged to consult your tax adviser about the Federal, state and local tax consequences in your particular circumstances.

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APPENDIX B1:

FINANCIAL INTERMEDIARY WAIVERS

Waiver Specific to Merrill Lynch

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI:

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
•	Shares purchased by or through a 529 Plan
•	Shares purchased through a Merrill Lynch affiliated investment advisory program
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
•	Shares exchanged from Class C (i.e., level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date
•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members
•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on A, B and C Shares available at Merrill Lynch

•	Death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
•	Return of excess contributions from an IRA Account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
B1-1

•	Shares acquired through a right of reinstatement
•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only)

Front-end Load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this prospectus.
•	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)
B1-2

APPENDIX C:

COMPARISON OF BUSINESS STRUCTURE AND ORGANIZATION

The following information provides only a summary of the key features of the organizational structure and governing documents of each Acquired Fund and the Acquiring Fund. Government Reserves is a series of the Company, an open-end management investment company organized as a Maryland corporation. The Company’s Charter and Bylaw provisions and state law that govern the Company apply to Government Reserves. Government Exchange Reserves is a Massachusetts business trust and is governed by its Declaration and Bylaw provisions and state law. The Acquiring Fund is a series of Fixed-Income Shares, an open-end management investment company organized as a Maryland corporation. Fixed-Income Shares’ Charter and Bylaw provisions and state law that govern Fixed-Income Shares apply to the Acquiring Fund. Certain differences in the respective Charter/Declaration and Bylaw provisions and state law of the Acquired Funds and the Acquiring Fund are noted below.

Shareholder Meetings

Each Fund has procedures available to its respective shareholders for calling shareholders’ meetings and for the removal of Trustees/Directors.

Under Maryland law, unless a charter provides otherwise (which the Company’s does not and Fixed-Income Shares’ does not), a director may be removed, either with or without cause, at a meeting duly called and at which a quorum is present by the affirmative vote of the holders of a majority of the votes entitled to be cast for the election of directors. Under the Bylaws of each of the Company and Fixed-Income Shares, a special meeting of shareholders may be called by the secretary upon the written request of shareholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting. Under the Bylaws of Government Exchange Reserves, the Fund must promptly call a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so by the holders of not less than 10% of the outstanding shares.

For the Company, and with respect to Government Reserves, the presence in person or by proxy of shareholders entitled to cast one-third of all the votes entitled to be cast at any meeting of shareholders on any matter shall constitute a quorum. For Government Exchange Reserves, the presence in person or by proxy of shareholders entitled to cast 30% of the votes entitled to be cast shall constitute a quorum. For Fixed-Income Shares, and with respect to the Acquiring Fund, the presence in person or by proxy of shareholders entitled to cast one-third of all of the votes entitled to be cast at any meeting of shareholders on any matter shall constitute a quorum.

When a quorum is present at any meeting of the Company or Fixed-Income Shares, the affirmative vote of a majority of the votes (or with respect to the election of Directors, a plurality of votes) cast or, with respect to any matter requiring a class vote, the affirmative vote of a majority of the votes cast of each class entitled to vote as a class on the matter, shall decide any question brought before such meeting, except as otherwise required by law. When a quorum is present at any meeting of Government Exchange Reserves, the affirmative vote of a majority of all shares of Government Exchange Reserves (or, where a separate vote of shares of a particular series or class is to be taken, of all shares of that series or class) represented in person or by proxy and entitled to vote (or with respect to the election of Trustees, a plurality of all shares, without regard to series or class, represented in person or by proxy at such meeting and entitled to vote thereon), shall decide any question brought before such meeting, except as otherwise required by law.

Shares of the Funds

Government Exchange Reserves’ Declaration authorizes the issuance of an unlimited number of shares of beneficial interest, which may be divided into separate and distinct series or classes. The Charter of each of the Company and Fixed-Income Shares authorizes a set number of shares of common stock. The Directors of each of the Company and Fixed-Income Shares may classify any unissued shares of common stock in one or more series or classes of stock.

C-1

The Charter of each of the Company and Fixed-Income Shares provides that no shareholder is entitled to any preemptive rights except as the Board may establish. Shareholders of Government Exchange Reserves are also not entitled to preemptive rights.

Shareholders of each of Government Exchange Reserves, the Company and Fixed-Income Shares are entitled to one vote per share. All voting rights for the election of Directors/Trustees of each Fund are non-cumulative, which means that the holders of a plurality of the shares of common stock of such Fund can elect 100% of the Directors/Trustees then nominated for election if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any Directors/Trustees.

Government Exchange Reserves, the Company and Fixed-Income Shares are not required to, and do not, hold annual meetings of shareholders and have no current intention to hold such meetings, except as required by the 1940 Act. Under the 1940 Act, each of Government Exchange Reserves, the Company and Fixed-Income Shares is required to hold a shareholder meeting if, among other reasons, the number of Trustees/Directors elected by shareholders is less than a majority of the total number of Trustees/Directors, or if the Fund seeks to change its fundamental investment policies.

Dividends and Distributions

For each Fund, dividends may be authorized by the Board and declared by the Fund at any time, and the amount and number of capital gains distributions paid to shareholders during each fiscal year are determined by the Board. Each such payment shall be accompanied by a statement as to the source of such payment, to the extent required by law.

With respect to the Company and Fixed-Income Shares, each share class is entitled to such dividends or distributions, in cash, property or additional shares of stock of the same or another series of the Company or Fixed-Income Shares (as applicable), or class, as may be authorized from time to time by the Board. With respect to Government Exchange Reserves, each share class is entitled to such dividends or distributions, in cash or additional shares of stock or any combination thereof as may be determined by the Trustees.

A shareholder of each Fund may make an election to receive dividends and distributions in cash or in shares at the time of purchase of shares. The shareholder’s election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions.

Indemnification and Liability of Directors and Officers

The Charter and Bylaws of each of the Company and Fixed-Income Shares provide for the indemnification of officers and Directors, as applicable, to the fullest extent permitted by Maryland law. Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its Directors and officers to the corporation and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Charter of each of the Company and Fixed-Income Shares contains such a provision that eliminates Directors’ and officers’ liability to the maximum extent permitted by Maryland law. This exculpation does not protect any such person against any liability to the Company or Fixed-Income Shares, or any shareholder thereof, to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the satisfaction of such person’s office.

The Declaration of Government Exchange Reserves provides for the indemnification of officers and Trustees against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any officer or Trustee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of any alleged act or omission as a Trustee or officer or by reason of his or her being or having been such a Trustee or officer, except with respect to any matter as to which such person shall have been finally adjudicated in any such action, suit or other proceeding (a) not to have acted in good faith in the reasonable belief that such person’s action was in the best interest of Government Exchange Reserves or (b) to be liable to Government Exchange Reserves or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or officer.

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APPENDIX D:

CAPITALIZATION

The following table shows on an unaudited basis the capitalization of each Acquired Fund and the Acquiring Fund as of July 31, 2017, and on a pro forma combined basis for the combined Fund, giving effect to the acquisition of the assets and liabilities of each Acquired Fund by the Acquiring Fund at net asset value as of July 31, 2017:

	Government Exchange Reserves (Class A)	Acquiring Fund (Class A)	Pro Forma Adjustments	Combined Fund (Class A) (pro forma)(1)
Total Net Assets	$142,128,824.87	--	$13,551.35(2)	$142,115,273.52
Shares Outstanding	142,138,695.817	--	--	142,138,695.817(3)
NAV Per Share	$1.00	--	--	$1.00

	Government Exchange Reserves (Class B)	Acquiring Fund (Class B)	Pro Forma Adjustments	Combined Fund (Class B) (pro forma)(1)
Total Net Assets	$1,837,817.21	--	$175.23(2)	$1,837,641.98
Shares Outstanding	1,837,562.432	--	--	1,837,562.432(3)
NAV Per Share	$1.00	--	--	$1.00
	Government Exchange Reserves (Class C)	Acquiring Fund (Class C)	Pro Forma Adjustments	Combined Fund (Class C) (pro forma)(1)
Total Net Assets	$9,854,456.97	--	$939.58(2)	$9,853,517.39
Shares Outstanding	9,855,149.856	--	--	9,855,149.856(3)
NAV Per Share	$1.00	--	--	$1.00
	Government Exchange Reserves (Advisor Class)	Acquiring Fund (Advisor Class)	Pro Forma Adjustments	Combined Fund (Advisor Class) (pro forma)(1)
Total Net Assets	$10,099,473.83	--	$962.94(2)	$10,098,510.89
Shares Outstanding	10,088,416.200	--	--	10,088,416.200(3)
NAV Per Share	$1.00	--	--	$1.00
	Government Exchange Reserves (Class K)	Acquiring Fund (Class K)	Pro Forma Adjustments	Combined Fund (Class K) (pro forma)(1)
Total Net Assets	$36,910,137.80	--	$3,519.22(2)	$36,906,618.58
Shares Outstanding	36,916,497.163	--	--	36,916,497.163(3)
NAV Per Share	$1.00	--	--	$1.00

D-1

	Government Exchange Reserves (Class I)	Government Exchange Reserves (Class R)(4)	Acquiring Fund (Class I)	Pro Forma Adjustments	Combined Fund (Class I) (pro forma)(1)
Total Net Assets	$4,015,704.11	$5,509,928.53	--	$908.23(2)	$9,524,724.41
Shares Outstanding	4,011,974.397	5,510,959.332	--	--	9,522,933.729(3)
NAV Per Share	$1.00	$1.00	--	--	$1.00

	Government Reserves (Class 1)	Acquiring Fund (Class 1)	Pro Forma Adjustments	Combined Fund (Class I) (pro forma)(1)
Total Net Assets	$741,162,546.52	--	$32,816.05(2)	$741,129,730.47
Shares Outstanding	741,196,063.149	--	--	741,196,063.149(3)
NAV Per Share	$1.00	--	--	$1.00

(1)	Assumes the Acquisition was consummated on July 31, 2017 and is for information purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by shareholders of the Acquiring Fund on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that will actually be received on or after such date.

(2)	Estimated expenses of the Acquisition allocable to the Funds proportionately based on each Fund’s net assets at July 31, 2017, except for legal expenses of the disinterested directors which will be a fixed amount for each Fund.

(3)	In connection with the Acquisition, shares of the Acquiring Fund will be issued to the shareholders of the Acquired Fund. The number of shares assumed to be issued is equal to the net asset value of the Acquired Fund divided by the net asset value per share of the Acquiring Fund as of July 31, 2017.
(4)	Class R shareholders of Government Exchange Reserves will receive Class I shares of the Acquiring Fund in the Acquisition.
D-2

APPENDIX E:

SHARE OWNERSHIP INFORMATION

Shares Outstanding

As of July 31, 2017, each Fund had the following number of shares of common stock outstanding.

Fund	Class	Number of Outstanding Shares of Common Stock
Government Exchange Reserves	A	142,138,695.817
	B	1,837,562.432
	C	9,855,149.856
	Advisor	10,088,416.200
	R	5,510,959.332
	K	36,916,497.163
	I	4,011,974.397

Government Reserves	1	741,196,063.149

Acquiring Fund*	AB	6,079,078,721.000
	Institutional	10,009.410

____________________

*The Acquiring Fund did not offer Class A, Class B, Class C, Advisor Class, Class K, Class I or Class 1 shares prior to the Acquisition.

Ownership of Shares

As of July 31, 2017, the Trustees/Directors and officers of each Fund as a group beneficially owned less than 1% of the outstanding shares of common stock of that Fund. To the knowledge of each Fund, the following persons owned, either of record or beneficially, 5% or more of the outstanding shares of each class of the Fund.

Fund and Class	Name and Address of Shareholder	Number of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned
Government Exchange Reserves
Class A
	JP Morgan Securities LLC For the Exclusive Benefit of Customers 4 Chase Metrotech Center Brooklyn, NY 11245-0001	9,832,364	6.93%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	8,814,040	6.21%

E-1

Fund and Class	Name and Address of Shareholder	Number of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned

Class C
	JP Morgan Securities LLC For the Exclusive Benefit of Customers 4 Chase Metrotech Center Brooklyn, NY 11245-0001	1,256,379	12.78%

	MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr., East, 2nd Floor Jacksonville, FL 32246-6484	704,263	7.16%

	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	1,254,129	12.75%

	Wells Fargo Clearing Services, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	1,469,910	14.95%

Advisor Class
	Marjorie R. Calvert Washington, D.C. 20007-2968	974,357	9.66%

	Mid Atlantic Trust Company FBO Premier Image Corp 401K PR 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222-4228	3,606,839	35.77%

	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	877,311	8.70%

E-2

Fund and Class	Name and Address of Shareholder	Number of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned

Class R
	Mid Atlantic Trust Company FBO All-Rite Industries 401K Profit Sharing Plan & Trust 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222-4228	353,797	6.45%

	Mid Atlantic Trust Company FBO Casemer Tool & Machine Inc. 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222-4228	280,242	5.11%

	Mid Atlantic Trust Company FBO Fagron Holding USA, LLC 401K 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222-4228	321,460	5.86%

	Pat Holt FBO Holt Audio-Visual & Video Inc. 401K PSP & Trust 401 28th Street South Birmingham, AL 35233-2715	325,410	5.93%

Class I
	Ascensus Trust Company FBO Law Offices of John G. Luboja
	P.O. Box 10758 Fargo, ND 58106-0758	919,211	24.50%

	Great-West Trust Company LLC TTEE C Webcor Builders 401K PSP 8515 E. Orchard Road #2T2 Greenwood Village, CO 80111-5002	2,396,822	63.89%

	Matrix Trust Company Cust. FBO J&B Foods, Inc. 401(K) Plan 717 17th Street, Suite 1300 Denver, CO 80202-3304	294,185	7.84%

E-3

Fund and Class	Name and Address of Shareholder	Number of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned

Government Reserves

Class 1
	Steven J. Cage Revocable Trust Steven J. Cage, Trustee Fishers, IN 46037-9508	71,399,843	9.63%

Acquiring Fund
Class AB
	AB Large Cap Growth Fund 8000 IH 10 West, Floor 4 San Antonio, TX 78230-3862	486,140,960	8.13%

	AXA Equitable Life Insurance – Super 1290 Avenue of the Americas New York, NY 10104-0101	539,700,001	9.03%

	Sanford C. Bernstein Fund, Inc. Tax-Aware Overlay A Portfolio STIF-Govt 1345 Avenue of Americas New York, NY 10105	416,050,532	6.96%

	Sun America Dynamic Strategy Portfolio 1345 Avenue of the Americas New York, NY 10105-0302	310,659,099	5.20%

	Sun America Volatility Overlay Management 1345 Avenue of the Americas New York, NY 10105-0302	669,517,260	11.20%

Institutional Class
	AllianceBernstein L.P. Attn: Brent Mather- Seed Acct 1 N Lexington Ave. White Plains, NY 10601	10,000	99.97%

A Shareholder who beneficially owns more than 25% of a Fund’s outstanding voting securities is presumed to “control” the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of each Fund, no person beneficially owned more than 25% of the Fund’s outstanding voting securities as of July 31, 2017.

E-4

The following table shows the percentage of combined Fund’s shares to be owned by the above listed shareholders, if the Acquisition had been consummated as of July 31, 2017.

Fund and Class	Name and Address of Shareholder	Number of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned
Acquiring Fund
Class A
	JP Morgan Securities LLC For the Exclusive Benefit of Customers 4 Chase Metrotech Center Brooklyn, NY 11245-0001	9,832,364	6.93%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	8,814,040	6.21%

Class C
	JP Morgan Securities LLC For the Exclusive Benefit of Customers 4 Chase Metrotech Center Brooklyn, NY 11245-0001	1,256,379	12.78%

	MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr., East, 2nd Floor Jacksonville, FL 32246-6484	704,263	7.16%

	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	1,254,129	12.75%

	Wells Fargo Clearing Services, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	1,469,910	14.95%

E-5

Fund and Class	Name and Address of Shareholder	Number of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned

Advisor Class
	Marjorie R. Calvert Washington, D.C. 20007-2968	974,357	9.66%

	Mid Atlantic Trust Company FBO Premier Image Corp 401K PR 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222-4228	3,606,839	35.77%

	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	877,311	8.70%

Class I
	Ascensus Trust Company FBO Law Offices of John G. Luboja
	P.O. Box 10758 Fargo, ND 58106-0758	919,211	9.65%

	Great-West Trust Company LLC TTEE C Webcor Builders 401K PSP 8515 E. Orchard Road #2T2 Greenwood Village, CO 80111-5002	2,396,822	25.17%

E-6

Fund and Class	Name and Address of Shareholder	Number of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned

Class 1
	Steven J. Cage Revocable Trust Steven J. Cage, Trustee Fishers, IN 46037-9508	71,399,843	9.63%

Class AB
	AB Large Cap Growth Fund 8000 IH 10 West, Floor 4 San Antonio, TX 78230-3862	486,140,960	8.13%

	AXA Equitable Life Insurance – Super 1290 Avenue of the Americas New York, NY 10104-0101	539,700,001	9.03%

	Sanford C. Bernstein Fund, Inc. Tax-Aware Overlay A Portfolio STIF-Govt 1345 Avenue of Americas New York, NY 10105	416,050,532	6.96%

	Sun America Dynamic Strategy Portfolio 1345 Avenue of the Americas New York, NY 10105-0302	310,659,099	5.20%

	Sun America Volatility Overlay Management 1345 Avenue of the Americas New York, NY 10105-0302	669,517,260	11.20%

Institutional Class
	AllianceBernstein L.P. Attn: Brent Mather- Seed Acct 1 N Lexington Ave. White Plains, NY 10601	10,000	99.97%

E-7

_________________________________________

STATEMENT OF ADDITIONAL INFORMATION

October 6, 2017

For the Acquisition of:

AB GOVERNMENT RESERVES PORTFOLIO

a series of AB Bond Fund, Inc.

1345 Avenue of the Americas

New York, New York 10105

AND

AB GOVERNMENT EXCHANGE RESERVES

1345 Avenue of the Americas

New York, New York 10105

BY

AB GOVERNMENT MONEY MARKET PORTFOLIO

a series of AB Fixed-Income Shares, Inc.

1345 Avenue of the Americas

New York, New York l0105

(800) 221-5672

_________________________________________

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Combined Information Statement/Prospectus dated October 6, 2017 relating to the acquisition of the assets and assumption of the liabilities (the “Acquisition”) of each of AB Government Reserves Portfolio, a series of AB Bond Fund, Inc., a Maryland corporation, and AB Government Exchange Reserves, a Massachusetts business trust (AB Government Reserves Portfolio and AB Government Exchange Reserves each, an “Acquired Fund” and together, the “Acquired Funds”), by AB Government Money Market Portfolio (the “Acquiring Fund”), a series of AB Fixed-Income Shares, Inc. (“Fixed-Income Shares”), a Maryland corporation, pursuant to an Agreement and Plan of Acquisition and Liquidation (the “Plan”).[1] The Plan provides for:

•	the transfer of all of the assets of the Acquired Fund to the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund in exchange for shares of the Acquiring Fund;
•	the distribution of the shares of the Acquiring Fund to shareholders of the Acquired Fund; and

______________________

1Each Acquisition is a separate transaction and its closing is not contingent on the closing of the other Acquisition. Accordingly, when the terms “Acquiring Fund” and “Acquired Fund” are used in the same sentence, they mean (a) AB Government Money Market Portfolio and AB Government Reserves Portfolio or (b) AB Government Money Market Portfolio and AB Government Exchange Reserves, and the “Acquisition” means either of the Acquisitions.

1

•	the liquidation and termination of the Acquired Fund.

Shareholders of the Acquired Fund will receive the same class of shares of the Acquiring Fund that they hold in the Acquired Fund at the time of the Acquisition, except that Class R shareholders of AB Government Exchange Reserves will receive Class I shares of the Acquiring Fund. The Acquisition is expected to occur on or about November 10, 2017.

The Combined Information Statement/Prospectus and this Statement of Additional Information are available upon request, without charge, by writing to the applicable address or calling the telephone numbers listed below.

By mail:	c/o AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003

By phone:	(800) 221-5672

All of this additional information is also available in documents filed with the Securities and Exchange Commission (the “SEC”). You may view or obtain these documents from the SEC:

In person:	at the SEC’s Public Reference Room in Washington, DC

By phone:	1-202-551-8090 (for information on the operations of the Public Reference Room only)

By mail:	Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549 (copies may be obtained at prescribed rates)

On the Internet:	www.sec.gov

TABLE OF CONTENTS

ADDITIONAL INFORMATION ABOUT THE FUNDS	3
FINANCIAL INFORMATION	3
PRO FORMA FINANCIAL INFORMATION	4

ADDITIONAL INFORMATION ABOUT THE FUNDS

This Statement of Additional Information, which supplements and is related to the Combined Information Statement/Prospectus, is accompanied by and incorporates by reference the Statement of Additional Information of the Acquiring Fund dated August 31, 2017 (Filed on August 28, 2017; File No. 811-06068), as supplemented or amended to the date hereof.

FINANCIAL INFORMATION

This Statement of Additional Information incorporates by reference the documents referenced below, which contain historical financial information regarding the Acquired Fund and the Acquiring Fund.

•	The prospectus and SAI of the Acquiring Fund dated August 31, 2017, which were filed with the SEC on August 28, 2017 (File Nos. 33-34001 and 811-06068);
•	The prospectus and SAI of AB Government Reserves dated August 31, 2017, which were filed with the SEC on August 28, 2017 (File Nos. 2-48227 and 811-02383);
•	The prospectus and SAI of AB Government Exchange Reserves dated August 31, 2017, which were filed with the SEC on August 28, 2017 (File Nos. 33-74230 and 811-08294);

•	The audited financial statements and related independent registered public accounting firm’s report for the Acquiring Fund contained in its annual report for the fiscal year ended April 30, 2017 (File No. 811-06068);

•	The audited financial statements and related independent registered public accounting firm’s report for AB Government Reserves contained in its annual report for the fiscal year ended April 30, 2017 (File No. 811-02383); and

•	The audited financial statements and related independent registered public accounting firm’s report for AB Government Exchange Reserves contained in its annual report for the fiscal year ended April 30, 2017 (File No. 811-08294).

3

The following represents the pro forma financial information. The pro forma Financial Statements give effect to the Acquisition of the assets and liabilities of the Acquired Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund pursuant to the Agreement and Plan of Acquisition and Liquidation as of April 30, 2017.

PRO FORMA FINANCIAL INFORMATION

The unaudited pro forma financial information set forth herein is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Acquisition had been consummated. These pro forma numbers have been estimated in good faith based on information regarding each Fund as of April 30, 2017.

The unaudited pro forma information provided herein should be read in conjunction with the historical financial statements of the Acquired Fund and the Acquiring Fund, which are available in their annual reports to shareholders.

Narrative Description of the Pro Forma Effects of the Acquisitions

The unaudited pro forma information for the twelve-month period ended April 30, 2017 has been prepared to give effect to the proposed reorganizations of each Acquired Fund into the Acquiring Fund pursuant to the Plan as if they had been consummated on April 30, 2017. Neither Acquisition is contingent upon the other Acquisition.

4

Pro Forma Combined Condensed Statements of Assets and Liabilities As of April 30, 2017 (Unaudited)

	AB Bond Fund, Inc. - AB Government Reserves Portfolio	AB Government Exchange Reserves	AB Fixed Income Shares, Inc. - AB Government Money Market Portfolio	Adjustments	Pro-forma Combined
Assets
Investments in securities, at value (cost $540,746,653, $271,299,241 and $4,682,162,898, respectively)	$540,746,653	$271,299,241	$4,682,162,898	$—	$5,494,208,792
Repurchase agreements, at value (cost $47,700,000, $28,200,000 and $1,035,000,350, respectively)	47,700,000	28,200,000	1,035,000,350	—	1,110,900,350
Cash	170,619	224,212	2,554,003	—	2,948,834
Interest receivable	390,487	224,670	4,358,667	—	4,973,824
Receivable for shares of beneficial interest sold	—	79,245	—	—	79,245
Total assets	589,007,759	300,027,368	5,724,075,918	—	6,613,111,045
Liabilities
Payable for capital stock redeemed	—	—	1,978,564	—	1,978,564
Advisory fee payable	92,774	47,403	820,892	—	961,069
Payable for shares of beneficial interest redeemed	14,634	562,616	—	—	577,250
Custody fee payable	54,095	70,606	129,231	—	253,932
Audit and tax fee payable	37,681	35,705	43,078	—	116,464
Administrative fee payable	18,822	20,046	29,502	—	68,370
Registration fee payable	23,281	38,450	270	—	62,001
Legal fee payable	15,794	11,589	20,424	—	47,807
Printing fee payable	19,289	19,440	8,664	—	47,393
Transfer Agent fee payable	1,983	9,774	1,500	—	13,257
Accrued expenses and other liabilities	5,864	27,913	13,469	214,000	261,246	(a)
Total liabilities	284,217	843,542	3,045,594	214,000	4,387,353
Net Assets	$588,723,542	$299,183,826	$5,721,030,324	$(214,000)	$6,608,723,692
Composition of Net Assets
Capital stock, at par	$588,757	$299,187	$2,860,549	$—	$3,748,493	(b)
Additional paid-in capital	588,137,491	298,873,646	5,718,235,275	—	6,605,246,412
Undistributed net investment income (loss)	—	703	—	(214,000)	(213,297	)(a)
Accumulated net realized gain (loss) on investment transactions	(2,706)	10,290	(65,500)	—	(57,916)
Net Assets	$588,723,542	$299,183,826	$5,721,030,324	$(214,000)	$6,608,723,692
Shares of beneficial interest outstanding - 27 billion shares of beneficial interest authorized, $.001 par value	588,756,558	—	—	—	—
Net Asset Value	$1.00	$—	$—	$—	$—

Class AB
Net Assets	$—	$—	$5,721,020,321	$—	$5,721,020,321
Shares Outstanding	—	—	5,721,088,678	—	5,721,088,678
Net Asset Value	$—	$—	$1.00	$—	$1.00
Class Institutional
Net Assets	$—	$—	$10,003	$—	$10,003
Shares Outstanding	—	—	10,003	—	10,003
Net Asset Value	$—	$—	$1.00	$—	$1.00
Class A
Net Assets	$—	$141,972,609	$—	$—	$141,972,609
Shares Outstanding	—	141,982,539	—	—	141,982,539
Net Asset Value	$—	$1.00	$—	$—	$1.00
Class B
Net Assets	$—	$2,122,300	$—	$—	$2,122,300
Shares Outstanding	—	2,122,046	—	—	2,122,046
Net Asset Value	$—	$1.00	$—	$—	$1.00
Class C
Net Assets	$—	$17,104,861	$—	$—	$17,104,861
Shares Outstanding	—	17,105,555	—	—	17,105,555
Net Asset Value	$—	$1.00	$—	$—	$1.00
Class Adviser
Net Assets	$—	$79,423,953	$—	$—	$79,423,953
Shares Outstanding	—	79,412,880	—	—	79,412,880
Net Asset Value	$—	$1.00	$—	$—	$1.00
Class R
Net Assets	$—	$6,023,959	$—	$—	$—
Shares Outstanding	—	6,024,992	—	—	—
Net Asset Value	$—	$1.00	$—	$—	$—
Class K
Net Assets	$—	$42,347,662	$—	$—	$42,347,662
Shares Outstanding	—	42,354,035	—	—	42,354,035
Net Asset Value	$—	$1.00	$—	$—	$1.00
Class I
Net Assets	$—	$10,188,482	$—	$6,023,959	$16,212,441
Shares Outstanding	—	10,184,754	—	6,024,992	16,209,746
Net Asset Value	$—	$1.00	$—	$—	$1.00
Class 1
Net Assets	$—	$—	$—	$588,509,542	$588,509,542
Shares Outstanding	—	—	—	588,756,558	588,756,558
Net Asset Value	$—	$—	$—	$—	$1.00

(a)	Includes adjustment for estimated Acquisition costs of $214,000 allocated to each Fund based on the relative net assets of the Funds, except for legal expenses of the disinterested directors which will be a fixed amount for each Fund.

(b)	27 billion, unlimited and 30 billion shares of beneficial interest authorized, $.001, $.001 and .0005 par value, respectively.

5

Pro Forma Combined Condensed Statement of Operations
For The Twelve Month Period Ended April 30, 2017 (Unaudited)

	AB Bond Fund, Inc. - AB Government Reserves Portfolio	AB Government Exchange Reserves	AB Fixed Income Shares, Inc. - AB Government Money Market Portfolio	Adjustments*	Pro-forma Combined
Investment Income
Interest	$3,161,221	$3,205,143	$34,026,101	$—	$40,392,465
Other income (a)	27	86,395	144,237	(230,659)	—	(b)
Total income	3,161,248	3,291,538	34,170,338	(230,659)	40,392,465
Expenses
Advisory fee	1,183,569	1,363,574	11,711,169	1,089,289	15,347,601	(c)
Distribution fee - Class 1	591,784	—	—	—	591,784
Distribution fee - Class A	—	377,221	—	—	377,221
Distribution fee - Class B	—	31,288	—	—	31,288
Distribution fee - Class C	—	126,131	—	—	126,131
Distribution fee - Class R	—	32,761	—	(32,761)	—	(d)
Distribution fee - Class K	—	100,314	—	—	100,314
Transfer Agency - Class 1	25,000	—	—	—	25,000
Transfer Agency - Class A	—	158,516	—	—	158,516
Transfer Agency - Class B	—	4,440	—	—	4,440
Transfer Agency - Class C	—	19,766	—	—	19,766
Transfer Agency - Class Adviser Class	—	116,289	—	—	116,289
Transfer Agency - Class R	—	3,931	—	(3,931)	—	(d)
Transfer Agency - Class K	—	25,319	—	—	25,319
Transfer Agency - Class I	—	54,764	—	(51,522)	3,242	(e)
Transfer Agency - Class AB	—	—	30,660	—	30,660
Custodian	153,634	190,982	274,309	(288,925)	330,000	(f)
Administrative	59,341	59,141	115,400	(118,482)	115,400	(g)
Legal	60,375	126,293	87,328	(186,668)	87,328	(h)
Registration fees	99,023	150,322	76,020	(190,365)	135,000	(i)
Audit and tax	41,571	38,304	48,620	(79,875)	48,620	(j)
Trustees'/Directors' fees	27,684	25,769	27,681	(53,453)	27,681	(k)
Printing	16,698	51,488	26,960	(35,146)	60,000	(l)
Miscellaneous	23,560	81,026	124,173	(104,586)	124,173	(m)
Total expenses	2,282,239	3,137,639	12,522,320	(56,425)	17,885,773
Less: expenses waived and reimbursed by the Adviser	—	(684,887)	—	684,887	—	(n)
Less: expenses waived and reimbursed by the Distributor	(591,784)	(667,715)	—	32,761	(1,226,738	)(o)
Net expenses	1,690,455	1,785,037	12,522,320	661,223	16,659,035
Net investment income	1,470,793	1,506,501	21,648,018	(891,882)	23,733,430
Realized Gain (Loss) on Investment Transactions
Net realized gain (loss) on investment transactions	(961)	104,835	122,092	—	225,966
Net Increase in Net Assets from Operations	$1,469,832	$1,611,336	$21,770,110	$(891,882)	$23,959,396

(a)	Other income represents a refund for overbilling of prior years’ custody out-of-pocket fees.
(b)	The adjustment reflects the elimination of the one-time refund for overbilling of prior years' custody out-of-pocket fees.
(c)	Advisory fee based on annual rate of .20% of average daily net assets. The adjustment reflects the amount that would have been paid if the fee of 0.20% were paid for the full fiscal year.
(d)	The adjustment reflects the elimination of the AB Government Exchange Reserves's Class R distribution fees and transfer agency fees as a result of the Reorganization.
(e)	The adjustment reflects a decrease in transfer agency fees based on Class R and Class I reduction in net assets at April 30, 2017.
(f)	The adjustment reflects a decrease in custody fees due to decreased transaction costs and economies of scale.
(g)	The adjustment reflects the elimination of the AB Government Reserves's and AB Government Exchange Reserves's administrative fees as a result of the Reorganization.
(h)	The adjustment reflects the elimination of theAB Government Reserves's and AB Government Exchange Reserves's legal fees as a result of the Reorganization.
(i)	The adjustment reflects the elimination of the AB Government Reserves's and AB Government Exchange Reserves's registration fees as a result of the Reorganization.
(j)	The adjustment reflects the elimination of the AB Government Reserves's and AB Government Exchange Reserves's audit and tax fees as a result of the Reorganization.
(k)	The adjustment reflects the elimination of the AB Government Reserves's and AB Government Exchange Reserves's trustees'/directors' fees as a result of the Reorganization.
(l)	The adjustment reflects a decrease in printing fees as a result of the Reorganization.
(m)	The adjustment reflects the elimination of the AB Government Reserves's and AB Government Exchange Reserves's miscellaneous fees as a result of the Reorganization.
(n)	The adjustment reflects the elimination of the advisory fee waiver which ended on July 11, 2016 and the Adviser reimbursement to prevent expenses from exceeding total income on a daily basis.
(o)	Represents waiver of 12b-1 fees on all classes except Class R which will be eliminated.

(*)	Does not reflect the estimated Reorganization costs of $214,000, which will be assumed by AB Government Reserves, AB Government Exchange Reserves and the Acquiring Fund prior to the Reorganization and allocated to each Fund based on the relative net assets of the Fund, except for legal expenses of the disinterested directors which will be a fixed amount for each Fund.

6

PORTFOLIO OF INVESTMENTS
April 30, 2017
		AB Bond Fund, Inc. - AB Government Reserves Portfolio	AB Government Exchange Reserves	AB Fixed Income Shares, Inc. - AB Government Money Market Portfolio	Pro-Forma Combined Portfolio	AB Bond Fund, Inc. - AB Government Reserves Portfolio	AB Government Exchange Reserves	AB Fixed Income Shares, Inc. - AB Government Money Market Portfolio	Pro-Forma Combined Portfolio
	Yield*	Principal Amount (000)	Principal Amount (000)	Principal Amount (000)	Principal Amount (000)	U.S. $ Value	U.S. $ Value	U.S. $ Value	U.S. $ Value
SHORT-TERM INVESTMENTS – 99.9%
U.S. Government & Government Sponsored Agency Obligations – 83.1%
Federal Farm Credit Bank
9/13/17	0.750%	$—	$—	$15,000	$15,000	$—	$—	$14,990,085	$14,990,085
9/05/17 (a)	0.953%	—	—	55,000	55,000	—	—	54,999,516	54,999,516
7/13/17 (a)	0.960%	10,000	3,000	18,600	31,600	10,002,432	3,000,973	18,604,523	31,607,928
8/31/17 (a)	0.965%	—	—	70,000	70,000	—	—	69,995,334	69,995,334
8/01/17 (a)	0.973%	—	—	38,000	38,000	—	—	37,996,780	37,996,780
7/10/17 (a)	0.974%	—	—	80,000	80,000	—	—	79,998,991	79,998,991
5/26/17 (a)	0.980%	—	4,200	—	4,200	—	4,199,912	—	4,199,912
5/25/17 (a)	0.981%	5,000	5,000	40,000	50,000	4,999,958	4,999,958	39,999,660	49,999,576
8/25/17 (a)	0.981%	—	—	50,000	50,000	—	—	49,998,551	49,998,551
9/25/17 (a)	0.981%	10,000	5,000	135,000	150,000	10,007,358	5,003,679	135,099,333	150,110,370
5/30/17 (a)	0.995%	—	—	20,000	20,000	—	—	19,999,369	19,999,369
7/03/17 (a)	1.000%	17,800	10,000	—	27,800	17,804,669	10,002,623	—	27,807,292
10/13/17 (a)	1.000%	2,000	—	—	2,000	2,001,635	—	—	2,001,635
5/08/17 (a)	1.019%	1,550	—	—	1,550	1,550,000	—	—	1,550,000
7/25/17 (a)	1.021%	10,000	5,000	60,000	75,000	10,000,257	5,002,995	60,013,008	75,016,260
8/04/17 (a)	1.023%	10,000	—	112,000	122,000	10,000,794	—	112,008,891	122,009,685
6/20/17 (a)	1.023%	—	5,000	—	5,000	—	5,000,629	—	5,000,629
1/02/18 (a)	1.023%	—	—	13,950	13,950	—	—	13,968,894	13,968,894
10/19/17 (a)	1.024%	7,000	—	—	7,000	7,006,797	—	—	7,006,797
7/13/17 (a)	1.025%	—	—	100,000	100,000	—	—	99,999,548	99,999,548
2/02/18 (a)	1.033%	—	—	7,000	7,000	—	—	7,011,198	7,011,198
5/24/17 (a)	1.033%	—	—	505	505	—	—	504,995	504,995
8/29/17 (a)	1.035%	1,100	—	1,000	2,100	1,100,846	—	1,000,036	2,100,882
8/28/17 (a)	1.040%	12,000	7,500	—	19,500	12,000,395	7,500,247	—	19,500,642
9/13/17 (a)	1.040%	7,500	—	37,500	45,000	7,500,579	—	37,502,895	45,003,474
9/22/17 (a)	1.043%	—	—	20,000	20,000	—	—	20,004,739	20,004,739
8/10/17 (a)	1.049%	1,000	—	—	1,000	1,000,620	—	—	1,000,620
9/18/17 (a)	1.070%	11,576	5,000	—	16,576	11,588,053	5,005,206	—	16,593,259
5/04/18 (a)	1.103%	10,000	8,500	85,000	103,500	10,028,068	8,522,079	85,238,582	103,788,729
8/01/17 (a)	1.108%	2,500	—	—	2,500	2,501,848	—	—	2,501,848
6/14/18 (a)	1.150%	—	2,700	—	2,700	—	2,701,016	—	2,701,016
6/12/18 (a)	1.220%	—	—	2,200	2,200	—	—	2,208,655	2,208,655
9/14/17 (a)	1.230%	2,300	—	—	2,300	2,301,558	—	—	2,301,558
Federal Farm Credit Discount Notes
6/02/17	0.800%	—	—	35,000	35,000	—	—	34,982,889	34,982,889
6/21/17	0.800%	—	—	25,000	25,000	—	—	24,979,813	24,979,813
8/23/17	0.870%	—	—	30,000	30,000	—	—	29,939,200	29,939,200
9/11/17	0.920%	1,700	—	—	1,700	1,694,348	—	—	1,694,348
Federal Home Loan Bank
5/01/17 (a)	0.567%	20,000	15,000	24,800	59,800	20,000,000	15,000,000	24,800,000	59,800,000
5/30/17	0.625%	—	6,945	15,000	21,945	—	6,944,265	15,000,725	21,944,990
8/28/17	0.750%	—	—	10,000	10,000	—	—	9,994,792	9,994,792
7/27/17 (a)	0.772%	10,000	5,000	45,000	60,000	9,998,696	4,999,348	44,994,131	59,992,175
5/09/17 (a)	0.778%	6,000	—	—	6,000	6,000,137	—	—	6,000,137
7/20/17 (a)	0.778%	10,000	5,000	50,000	65,000	9,999,929	4,999,965	49,999,646	64,999,540
7/17/17 (a)	0.779%	—	—	100,000	100,000	—	—	99,998,790	99,998,790
7/25/17 (a)	0.781%	15,000	5,000	80,000	100,000	15,000,000	5,000,000	80,000,000	100,000,000
5/16/17 (a)	0.792%	—	5,000	19,100	5,024,082	—	4,999,982	19,099,933	24,099,915
7/12/17 (a)	0.798%	10,000	5,000	50,000	5,055,000	10,000,000	5,000,000	50,000,000	65,000,000
6/30/17	0.800%	—	—	5,125	5,125	—	—	5,124,676	5,124,676
1/05/18 (a)	0.813%	—	—	50,000	50,000	—	—	50,000,000	50,000,000
12/22/17 (a)	0.816%	15,000	10,000	100,000	125,000	15,000,000	10,000,000	100,000,000	125,000,000
1/26/18 (a)	0.823%	10,000	5,000	100,000	115,000	10,000,000	5,000,000	100,000,000	115,000,000
5/24/17	0.875%	—	8,420	16,955	8,445,699	—	8,420,324	16,958,373	25,378,697
10/06/17 (a)	0.951%	3,000	—	2,000	2,000	3,001,778	—	2,001,181	5,002,959
6/09/17 (a)	0.979%	10,000	—	100,000	100,000	10,000,000	—	100,000,000	110,000,000
8/18/17 (a)	0.984%	15,000	5,000	80,000	5,087,744	15,008,232	5,002,744	80,043,901	100,054,877
6/09/17 (a)	0.996%	9,000	—	10,000	10,000	9,002,359	—	10,002,113	19,004,472
6/09/17	1.000%	1,000	—	28,000	28,000	1,000,177	—	28,012,986	29,013,163
8/04/17 (a)	1.018%	—	1,600	—	1,600	—	1,600,753	—	1,600,753
Federal Home Loan Bank Discount Notes
5/03/17	0.750%	15,000	5,000	—	20,000	14,999,543	4,999,848	—	19,999,391
5/5/17	0.750%	—	—	52,650	52,650	—	—	52,646,490	52,646,490
5/12/17	0.750%	20,000	—	200,000	220,000	19,996,520	—	199,965,822	219,962,342
5/17/17	0.750%	—	—	150,000	150,000	—	—	149,959,178	149,959,178
5/19/17	0.750%	5,000	—	50,000	55,000	4,998,413	—	49,984,125	54,982,538
5/24/17	0.750%	10,000	—	100,000	110,000	9,996,422	—	99,964,222	109,960,644
5/31/17	0.750%	—	—	50,000	50,000	—	—	49,973,852	49,973,852
6/07/17	0.800%	—	—	50,000	50,000	—	—	49,967,882	49,967,882
6/14/17	0.800%	20,000	15,000	110,000	145,000	19,980,347	14,985,345	109,892,078	144,857,770
6/16/17	0.800%	5,000	15,000	—	20,000	4,995,017	14,985,050	—	19,980,067
5/05/17	0.850%	—	—	50,000	50,000	—	—	49,927,778	49,927,778
7/19/17	0.850%	7,500	3,500	50,000	61,000	7,485,961	3,493,448	49,906,407	60,885,816
7/21/17	0.850%	15,000	15,000	50,000	80,000	14,976,016	14,971,177	49,928,113	79,875,306
7/26/17	0.850%	—	—	50,000	50,000	—	—	49,923,675	49,923,675
7/28/17	0.850%	—	—	50,000	50,000	—	—	49,922,022	49,922,022
8/02/17	0.870%	5,000	—	50,000	55,000	4,991,630	—	49,916,300	54,907,930
8/09/17	0.870%	10,000	—	50,000	60,000	9,982,222	—	49,911,111	59,893,333
9/06/17	0.920%	—	1,580	12,400	13,980	—	1,574,944	12,360,981	13,935,925
9/08/17	0.920%	—	—	8,000	8,000	—	—	7,974,433	7,974,433
9/20/17	0.920%	10,000	—	115,000	115,000	9,963,829	—	114,584,038	124,547,867
10/04/17	0.930%	—	921	—	918,130	—	917,209	—	917,209
10/11/17	0.930%	10,000	5,000	50,000	5,033,606	9,957,213	4,978,606	49,786,063	64,721,882
10/18/17	0.930%	7,500	3,500	50,000	3,537,799	7,466,354	3,484,299	49,775,694	60,726,347
10/20/17	0.930%	—	1,000	—	996,437	—	995,437	—	995,437
10/25/17	0.930%	7,500	2,500	75,000	2,565,466	7,463,899	2,487,966	74,638,994	84,590,859
11/08/17	0.950%	—	—	4,000	4,000	—	—	3,979,627	3,979,627
12/08/17	0.970%	—	—	25,000	25,000	—	—	24,846,528	24,846,528
Federal Home Loan Mortgage Corp.
7/14/17	0.750%	—	—	72,010	72,010	—	—	71,994,874	71,994,874
10/12/17 (a)	0.776%	10,000	5,000	50,000	65,000	10,000,000	5,000,000	50,000,000	65,000,000
6/29/17	1.000%	3,751	—	103,415	107,166	3,752,115	—	103,478,591	107,230,706
7/28/17	1.000%	1,025	—	—	1,025	1,025,361	—	—	1,025,361
9/29/17	1.000%	819	—	24,710	25,529	819,207	—	24,714,331	25,533,538
7/21/17 (a)	1.121%	—	6,650	—	6,650	—	6,654,992	—	6,654,992
1/08/18 (a)	1.125%	—	6,000	—	6,000	—	6,011,330	—	6,011,330
5/12/17	1.250%	4,170	5,305	—	9,475	4,170,778	5,305,893	—	9,476,671
Federal Home Loan Mortgage Corp. Discount Notes
			8/31/17	0.870%	3,830	—	3,830	3,818,448	3,818,448
Federal National Mortgage Association
6/01/17	0.850%	5,424	2,565	—	7,989	5,420,270	2,563,235	—	7,983,505
8/28/17	0.875%	—	—	14,920	14,920	—	—	14,918,071	14,918,071
10/05/17 (a)	0.993%	—	—	3,750	3,750	—	—	3,752,514	3,752,514
9/08/17 (a)	0.999%	10,000	5,000	118,000	133,000	10,007,224	5,003,612	118,078,336	133,089,172
9/20/17	1.000%	285	—	3,550	3,835	285,041	—	3,550,829	3,835,870
9/27/17	1.000%	800	—	2,700	3,500	800,058	—	2,700,671	3,500,729
8/16/17 (a)	1.004%	10,000	—	70,000	80,000	9,999,772	—	69,998,407	79,998,179
7/20/17 (a)	1.013%	1,330	—	—	1,330	1,330,508	—	—	1,330,508
5/11/17	5.000%	—	—	47,480	47,480	—	—	47,537,078	47,537,078
U.S. Treasury Notes
8/31/17	0.625%	12,500	7,500	100,000	120,000	12,487,590	7,492,554	99,900,716	119,880,860
9/30/17	0.625%	22,500	12,500	250,000	285,000	22,470,749	12,483,650	249,678,480	284,632,879
5/15/17	0.875%	20,000	—	150,000	170,000	20,002,136	—	150,015,361	170,017,497
7/15/17	0.875%	—	—	50,000	50,000	—	—	50,025,442	50,025,442
10/31/17 (a)	0.990%	5,000	—	50,000	—	4,995,907	—	49,959,072	54,954,979
9/15/17	1.000%	25,000	15,000	150,000	—	25,006,580	15,003,948	150,039,480	190,050,008
1/31/18 (a)	1.094%	—	—	35,000	35,000	—	—	35,008,500	35,008,500
						540,746,653	271,299,241	4,682,162,898	5,494,208,792

7

Repurchase Agreements – 16.8%
Bank of America, NA 0.79%, dated 4/28/17 due 5/01/17
in the amount of $100,006,583 (collateralized by $101,626,000 Federal Home Loan Mortgage Corp., Federal Farm Credit Systemwide Bonds, Federal Home Loan Bank, Federal Agricultural Mortgage Corp. and Federal National Mortgage Association, 1.27% to 6.03% due 1/23/19 to 8/26/38, value $102,000,110)	—	—	100,000	100,000	—	—	100,000,000	100,000,000
Credit Suisse Securities LLC 0.76%, dated 4/28/17
due 5/01/17 in the amount of $50,003,167 (collateralized by $50,550,000 U.S. Treasury Note, 1.625% due 6/30/20, value $51,001,253)	—	—	50,000	50,000	—	—	50,000,000	50,000,000
Federal Reserve Bank 0.75%, dated 4/28/17 due
5/01/17 in the amount of $125,007,813 (collateralized by $98,923,600 U. S. Treasury Note, 6.25% due to 8/15/23, value $125,007,868)	—	—	125,000	125,000	—	—	125,000,000	125,000,000
Goldman Sachs & Co. 0.79%, dated 4/28/17 due
5/01/17 in the amount of $90,005,925 (collateralized by $118,076,410 Federal Home Loan Mortgage Corp. and Federal National Mortgage Association, 3.50% to 4.00% due 4/01/32 to 3/01/45, value $91,800,000)	—	—	90,000	90,000	—	—	90,000,000	90,000,000
JPMorgan Securities LLC 0.82%, dated 4/28/17 due
5/01/17 in the amount of $200,014,017 (collateralized by $202,532,000 U.S. Treasury Note, 1.87% due 5/31/22, value $204,014,297)	—	—	200,000	200,000	—	—	200,000,350	200,000,350
Mizuho Securities USA, Inc. 0.81%, dated 4/28/17
due 5/01/17 in the amount of $100,006,750 (collateralized by $99,982,000 U.S. Treasury Note, 2.37% due 8/15/24, value $102,006,885)	—	—	100,000	100,000	—	—	100,000,000	100,000,000
Mizuho Securities USA, Inc. 0.82%, dated 4/28/17
due 5/01/17 in the amount of $14,000,957 (collateralized by $13,702,587 Government National Mortgage Association, 3.50% due 4/20/47, value $14,280,000)	—	14,000	—	14,000	—	14,000,000	—	14,000,000
Mizuho Securities USA, Inc. 0.82%, dated 4/28/17
5/01/17 in the amount of $25,001,708 (collateralized by $25,384,700 U.S. Treasury Note, 1.375% due 2/28/19, value $25,500,060)	25,000	—	—	25,000	25,000,000	—	—	25,000,000
Mizuho Securities USA, Inc. 0.82%, dated 4/28/17
due 5/01/17 in the amount of $75,005,125 (collateralized by $77,091,300 U.S. Treasury Note, 1.75% to due 1/31/23, value $76,500,071)	—	—	75,000	75,000	—	—	75,000,000	75,000,000
RBC Capital Markets LLC 0.80%, dated 4/28/17 due
5/01/17 in the amount of $75,005,000 (collateralized by $81,275,825 Federal Home Loan Mortgage Corp., Federal National Mortgage Association and Government National Mortgage Association, 2.00% to 4.50% due 9/01/30 to 4/20/47, value $76,500,000)	—	—	75,000	75,000	—	—	75,000,000	75,000,000
Toronto-Dominion Bank NY 0.81%, dated 4/28/17
due 5/01/17 in the amount of $14,200,959 (collateralized by $14,036,400 Federal Farm Credit Systemwide Bond and U.S. Treasury Bond, 0.00% to 2.875% due 4/30/17 to 5/15/43, value $14,484,028)	—	14,200	—	14,200	—	14,200,000	—	14,200,000
Toronto-Dominion Bank NY 0.81%, dated 4/28/17
due 5/01/17 in the amount of $22,701,532 (collateralized by $22,598,900 U.S. Treasury Bond and U.S. Treasury Note, 2.125% to 3.75% due 6/30/21 to 8/15/41, value $23,154,088)	22,700	—	—	22,700	22,700,000	—	—	22,700,000
Toronto-Dominion Bank NY 0.81%, dated 4/28/17
due 5/01/17 in the amount of $220,014,850 (collateralized by $222,360,000 Federal Farm Credit Systemwide Bonds, Federal Home Loan Bank and U.S. Treasury Note, 0.00% to 3.08% due 11/08/17 to 7/12/27, value $224,400,075)	—	—	220,000	220,000	—	—	220,000,000	220,000,000
					47,700,000	28,200,000	1,035,000,350	1,110,900,350
Total Investments – 99.9%
(cost $6,605,109,142)					588,446,653	299,499,241	5,717,163,248	6,605,109,142
Other assets less liabilities – 0.1%					276,889	-315,415	3,867,076	3,828,550
Net Assets – 100.0%					$588,723,542	$299,183,826	$5,721,030,324	$6,608,937,692

*    Represents annualized yield at date of reporting or stated coupon.

(a) Floating Rate Security. Stated interest/floor rate was in effect at April 30, 2017.

     See notes to financial statements.

8

Notes to Pro Forma Financial Statements

Basis of Consolidation

On August 2, 2017, the Board of Directors of AB Bond Fund, Inc. (the “Company”), a Maryland corporation, and the Board of Trustees of AB Government Exchange Reserves (together with the Board of Directors of the Company, the “Boards” or the “Directors”), a Massachusetts business trust, voted to approve an Agreement and Plan of Acquisition and Liquidation (the “Plan”) providing for the acquisition of the respective assets and assumption of the respective liabilities of each of AB Government Reserves Portfolio (“Government Reserves”), a series of the Company, and AB Government Exchange Reserves (“Government Exchange Reserves”) (Government Reserves and Government Exchange Reserves each, an “Acquired Fund” and together, the “Acquired Funds”) by AB Government Money Market Portfolio (the “Acquiring Fund”), a series of AB Fixed-Income Shares, Inc. (“Fixed-Income Shares”), a Maryland corporation (each, an “Acquisition, and together, the “Acquisitions”), and the termination of each Acquired Fund in exchange for shares of a corresponding class of shares of the Acquiring Fund. The Acquiring Fund does not offer, and does not intend to offer, Class R shares. Class R shareholders of Government Exchange Reserves will receive Class I shares of the Acquiring Fund in connection with the Acquisition.

The Acquisition is intended to be a tax-free “reorganization” within the meaning of the regulations under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). This means that it is intended that shareholders of an Acquired Fund will become shareholders of the Acquiring Fund without realizing any gain or loss for federal income tax purposes. This also means that the reorganization is intended to be tax-free with respect to the Acquiring Fund for federal income tax purposes.

The unaudited pro forma Portfolio of Investments and Statements of Asset and Liabilities reflect the financial position of the Funds at April 30, 2017 and the unaudited proforma Statement of Operations reflects the results of operations for the year ended April 30, 2017. The unaudited pro forma information provided herein should be read in conjunction with the historical financial statements of the Acquired Fund and the Acquiring Fund, which are available in their annual reports to shareholders.

Security Valuation

Securities in which each Fund invests are traded primarily in the over-the-counter market and are valued at amortized cost, which approximates market value. Under such method a portfolio instrument is valued at cost and any premium or discount is amortized or accreted, respectively, on a constant basis to maturity.

Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

• Level 1—quoted prices in active markets for identical investments

• Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following is a summary of the inputs used to value each Fund’s investments by the above fair value hierarchy levels as of April 30, 2017:

Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets:
Short-Term Investments:
U.S. Government & Government Sponsored Agency Obligations	$—	$5,494,208,792	$—	$5,494,208,792
Repurchase Agreements	1,110,900,350	—	—	1,110,900,350
Total(a)	$1,110,900,350	$5,494,208,792	$—	$6,605,109,142

(a)       There were no transfers between any levels during the reporting period.

Each Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

Use of Estimates

Management of the Funds made certain assumptions and estimates in the preparation of the pro forma Financial Statements which were prepared in conformity with accounting principles generally accepted in the United States. The estimates reflected in the Statement of Operations include projections for the elimination of certain duplicate expenses, economies of scale and the elimination for Class R. The actual results may vary from the projections.

Acquisition Costs

The Funds will bear the costs and expenses of the Acquisition which include printing, mailing and legal costs. The total costs are estimated to be approximately $214,000 and will be allocated to each Fund based on the relative net assets of the Funds, except for legal expenses of the disinterested directors which will be a fixed amount for each Fund.

Federal Income Taxes

Please refer to the “Information About the Acquisition—Federal Income Tax Consequences” in the Combined Information Statement/Prospectus for a discussion of the tax effect of the Acquisition.

Each of the Acquiring Fund and Acquired Funds have qualified and intends to continue to qualify as a regulated investment company for federal income tax purposes. On or prior to the Acquisition date, the Acquired Fund will declare to Acquired Fund shareholders of record a dividend or dividends, if any, which, together with all previous such dividends, shall have the effect of distributing (a) all the excess of (i) Acquired Fund's investment income excludable from gross income under Section 103(a) of the Code over (ii) Acquired Fund's deductions disallowed under Sections 265 and 171(a)(2) of the Code, (b) all of Acquired Fund's investment company taxable income (as defined in Code Section 852), (computed in each case without regard to any deduction for dividends paid), and (c) all of Acquired Fund's net realized capital gain (as defined in Code Section 1222), if any (after reduction for any capital loss carryover), in each case for both the taxable year ending April 30, 2017 and for the short taxable year beginning on May 1, 2017 and ending on the Closing Date. Such dividends will be declared and paid to ensure continued qualification of the Acquired Fund as a “regulated investment company” for tax purposes and to eliminate fund-level tax.

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